                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-3838
                                  ----------------------------------------------

             State Street Research Capital Trust
        ------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)

             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Address of principal executive offices)    (Zip code)

             Richard S. Davis, President and Chief Executive Officer
             State Street Research & Management Company
             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Name and address of agent for service)

Registrant's telephone number, including area code: 617-357-1200
                                                   ------------------
Date of fiscal year end:  9/30/04
                        -----------------
Date of reporting period: 10/1/03 - 9/30/04
                         ----------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

ITEM 1 (REPORT TO SHAREHOLDERS): The Annual Report is attached.

                                                    [LOGO] STATE STREET RESEARCH

[GRAPHIC]

Mid-Cap Growth Fund

September 30, 2004

                                                   Annual Report to Shareholders

Table of Contents

   3    Performance Discussion

   6    About Your Fund Expenses

   7    Portfolio Holdings

   9    Financial Statements

  13    Financial Highlights

  15    Independent Auditors'
        Report

  16    Trustees and Officers

 FROM THE CHAIRMAN
          State Street Research

Optimism in the Economy

The pace of U.S. economic growth was robust over the past 12 months as the economy advanced on all fronts. Gross domestic product (GDP) growth, a common measure of economic growth, averaged just short of 4.0% for the period, solidly above the economy's long-term trend rate of 3.0%. Our analysts expect the economy to grow between 3.5% and 4.0% for the remainder of 2004 and into 2005.

Consumers continued to play a key role in the economy. Spending on retail goods, autos and housing remained generally strong throughout the period. Retail sales slowed during the summer months of 2004 as a result of higher energy prices and weather-related events. But the pace of consumer spending picked up again in September, as did consumer confidence, which see-sawed along with the outlook for the labor market throughout the period.

The number of new jobs continued to fall short of expectations. In the spring, more than one million new jobs were added to the economy. But job growth was disappointing again during the summer months. The economy has yet to replace all the jobs lost in the downturn of 2000-2001.

A pick-up in business spending was the bright spot in the economy. Industrial production moved steadily higher, as did manufacturing capacity utilization. Outlays for new equipment and construction enjoyed double-digit growth in the second half of the period. Strong spending by business helped offset some of the slowdown in consumer spending.

Stocks Stumble, Bonds Edge Higher

The U.S. stock market began the period on a strong note. However, the double-digit gains it achieved over the twelve months covered by this report were accumulated early in the period and the broad stock market indexes have been essentially flat in 2004. By contrast, the bond market has held up in the face of three increases in the Federal funds rate (a key short-term interest rate) that occurred late in the period. The yield on the 10-year benchmark U.S. Treasury ended the period only slightly higher than where it began, and bond prices moved higher across all sectors.

Investing Despite Uncertainty

By all accounts, news on the economy and the markets has been overshadowed over the past year by external events. As a result, many investors have remained on the sidelines. With so much uncertainty, it may feel safer to wait out the storm. Yet, it can be even more risky to try to time your entrances and exits as the markets move through their natural cycles. If you're feeling uncertain about your financial strategy, talk to your financial professional. With the advice and guidance of a financial professional, you can keep your financial goals on track.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman

September 30, 2004

------------------
PERFORMANCE

------------------
         Discussion as of September 30, 2004

How State Street Research Mid-Cap Growth Fund Performed State Street Research Mid-Cap Growth Fund (Class A shares, without sales charge) returned 11.59% for the 12-month period ended September 30, 2004. The fund underperformed the Russell Midcap[RegTM] Growth Index, which returned 13.68% over the same period. However, the fund outperformed the Lipper Mid-Cap Growth Funds Average, which was 10.42% for the period.

Performance: Class A

--------------------------------------------------------------------------------
Fund average annual total return as of 9/30/04 (does not reflect sales charge)

  1 Year       5 Years        10 Years

  11.59%       -1.64%         4.43%

--------------------------------------------------------------------------------

Fund average annual total return as of 9/30/04 (at maximum applicable sales charge)

  1 Year       5 Years        10 Years

  5.17%        -2.80%         3.82%

-------------------------------------------------------------------------------

Russell Midcap Growth Index as of 9/30/04

  1 Year       5 Years        10 Years

  13.68%       0.63%          9.64%

--------------------------------------------------------------------------------
See pages 4 and 5 for additional performance data for Class A shares and for performance data on other share classes.

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return without sales charge does not reflect the maximum applicable sales charges. If the applicable sales charges were deducted, performance results would be lower.

Average annual total return at maximum applicable sales charge reflects a maximum 5.75% Class A share front-end sales charge.

The Russell Midcap Growth Index contains those stocks within the complete Russell MidcapT Index (800 of the smallest securities in the Russell 1000T Index) that show above-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in an index.

The Lipper Mid-Cap Growth Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds.
--------------------------------------------------------------------------------

Reasons for the Fund's Performance

Although the fund lagged its benchmark during the year, it posted attractive gains. Its strong absolute return was the result of stock selection in the autos & transportation, energy and health care sectors. An emphasis on the top-performing energy sector also helped boost returns. The fund's shortfall relative to its benchmark was the result of weak stock selection in the technology, producer durables and materials & processing sectors.

Within the automobiles & transportation sector, labor costs, rising fuel prices and increasing competition continued to weigh on the airline industry. In energy, our holdings in coal and crude oil producers Consol Energy and EOG Resources benefited from rising prices. Both companies' stock prices are highly dependent on the underlying commodity prices. Within the technology sector, American Power Conversion and Cypress Semiconductor were among the largest detractors from the fund's return during the period.

Looking Ahead

We believe that continued signs of economic strength, an accommodative Federal Reserve Board policy and the resolution of the uncertainty surrounding the presidential election could provide the catalysts for positive momentum in the stock market going forward. In this environment, we believe that stock selection is likely to drive returns. We will continue to focus our efforts on fundamental research and bottom-up stock selection.

A Word about Risk

The major risks of stock investing include sudden and unpredictable drops in value and period of lackluster performance. Growth stocks of any size company often have an above-average sensitivity to market fluctuations as their market prices tend to reflect future expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. Mid-cap companies entail greater risk and are usually more volatile than larger companies. Growth stocks can be volatile, as they usually reinvest a high proportion of their earnings in their own business and lack the dividends associated with value stocks.

Summary Portfolio Schedule
--------------------------------------------------------------------------------

Summary Portfolio Schedule

--------------------------------------------------------------------------------
Industries                                                  % of Fund Net Assets
Consumer Discretionary                                             22.1%
--------------------------------------------------------------------------------
Health Care                                                        21.7%
--------------------------------------------------------------------------------
Technology                                                         15.1%
--------------------------------------------------------------------------------
Financial Services                                                 11.7%
--------------------------------------------------------------------------------
Other Energy                                                        9.1%
--------------------------------------------------------------------------------
Producer Durables                                                   8.5%
--------------------------------------------------------------------------------
Materials & Processing                                              3.0%
--------------------------------------------------------------------------------
Consumer Staples                                                    2.5%
--------------------------------------------------------------------------------
Utilities                                                           2.3%
--------------------------------------------------------------------------------
Automobiles & Transportation                                        1.1%
--------------------------------------------------------------------------------
Other                                                               1.0%
--------------------------------------------------------------------------------
Net Cash                                                            1.9%
--------------------------------------------------------------------------------
Total                                                             100.0%

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

                                    State Street Research Mid-Cap Growth Fund  3

------------------
PERFORMANCE
------------------
         Discussion as of September 30, 2004

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. There are three ways of measuring long-term performance: cumulative total returns, average annual total returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

Represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated.

Average Annual Total Return

Represents the rate you would have had to earn during each year of a given time period in order to end up with the fund's actual cumulative return for those years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over 10 Years

Similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any) and compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A

                                             1 Year       5 Years     10 Years
--------------------------------------------------------------------------------
Cumulative Total Return

(does not reflect sales charge)              11.59%        -7.95%       54.30%
--------------------------------------------------------------------------------
Cumulative Total Return

(at maximum applicable sales charge)          5.17%       -13.24%       45.42%
--------------------------------------------------------------------------------
Average Annual Total Return

(at maximum applicable sales charge)          5.17%        -2.80%        3.82%
--------------------------------------------------------------------------------

$10,000 Over 10 Years

(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                                  Russell Midcap
               Class A             Growth Index
               -------            ---------------
94               9425                 10000
95              12908                 12967
96              14214                 15085
97              15226                 19556
98              12464                 17722
99              15799                 24316
00              24473                 38995
01              12277                 18809
02               9817                 15893
03              13032                 22076
04              14542                 25098

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1)

                                             1 Year       5 Years     10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)              10.94%       -10.96%       43.57%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)          5.94%       -11.75%       43.57%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)          5.94%        -2.47%        3.68%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                                  Russell Midcap
              Class B(1)           Growth Index
              ---------           ---------------
94              10000                 10000
95              13590                 12967
96              14858                 15085
97              15790                 19556
98              12824                 17722
99              16125                 24316
00              24815                 38995
01              12347                 18809
02               9826                 15893
03              12941                 22076
04              14357                 25098

--------------------------------------------------------------------------------

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions, or the redemption of fund shares.

Cumulative Total Return without sales charge does not reflect the maximum applicable sales charges. If the applicable sales charges were deducted, performance results would be lower.

--------------------------------------------------------------------------------
Class B (only available through exchanges from another Class B account)

                                             1 Year       5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)              12.53%        -8.43%        47.65%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)          7.53%        -9.24%        47.65%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)          7.53%        -1.92%         3.97%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                                 Russell Midcap
               Class B             Growth Index
               -------            ---------------
94              10000                 10000
95              13590                 12967
96              14858                 15085
97              15790                 19556
98              12824                 17722
99              16125                 24316
00              24804                 38995
01              12356                 18809
02               9862                 15893
03              13121                 22076
04              14765                 25098

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C

                                             1 Year       5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)              10.68%       -11.25%        43.23%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)          9.68%       -11.25%        43.23%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)          9.68%        -2.36%         3.66%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                                  Russell Midcap
              Class C              Growth Index
              -------             ---------------
94              10000                 10000
95              13607                 12967
96              14863                 15085
97              15794                 19556
98              12832                 17722
99              16139                 24316
00              24831                 38995
01              12377                 18809
02               9812                 15893
03              12941                 22076
04              14323                 25098

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S


                                             1 Year       5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return

(does not reflect sales charge)              11.97%        -6.56%        58.49%
--------------------------------------------------------------------------------
Cumulative Total Return

(at maximum applicable sales charge)         11.97%        -6.56%        58.49%
--------------------------------------------------------------------------------
Average Annual Total Return

(at maximum applicable sales charge)         11.97%        -1.35%         4.71%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                                  Russell Midcap
               Class S             Growth Index
               -------            ---------------
94              10000                 10000
95              13730                 12967
96              15159                 15085
97              16268                 19556
98              13350                 17722
99              16961                 24316
00              26344                 38995
01              13257                 18809
02              10616                 15893
03              14154                 22076
04              15849                 25098

--------------------------------------------------------------------------------

Cumulative and Average Annual Total Return at maximum applicable sales charge reflect a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) shares reflects Class B share performance through December 31, 1998, and Class B(1) performance thereafter. If the returns for Class B(1) shares had reflected their current service/distribution [Rule 12b-1] fees for the entire period, returns would have been lower. Class S shares, offered without sales charge, are available through certain retirement plans and special programs.

The Russell Midcap Growth Index contains those stocks within the complete Russell Midcap Index (800 of the smallest securities in the Russell 1000 Index) that show above-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in an index.

                                    State Street Research Mid-Cap Growth Fund  5

About Your Fund Expenses

As a fund shareholder, you incur two types of costs: (1) Transaction costs, which include sales charges, and (2) ongoing expenses, which include management fees, service/distribution fees (12b-1) and "other" expenses. The examples below illustrate the ongoing cost in dollars of investing in the fund and allow you to compare these costs with the expenses of other funds. The examples are based on a $1,000 investment at the beginning of the period and held for the entire period from March 31, 2004, to September 30, 2004.

Actual Fund Return is based on the fund's actual return and expenses. To estimate the ongoing expenses you paid during the entire period shown, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number shown for your fund under the column "Expenses Paid during the Period."

Hypothetical 5% Return is based on the fund's actual expense ratio and an assumed rate of 5% per year before expenses. Please note that the return used is not the fund's actual return; therefore, this information may not be used to estimate your actual ending account balance and expenses paid during the period. To compare your fund's ongoing expenses with those of other funds, simply compare this 5% hypothetical example with the 5% hypothetical examples shown in the shareholder reports of other funds.


                          Beginning        Ending       Expenses
                           Account         Account         Paid          Annualized
Six months ended            Value          Value          during           Expense
9/30/04                    3/31/04         9/30/04        Period*           Ratio
---------------------------------------------------------------------------------
Actual Fund Return
---------------------------------------------------------------------------------
Class A                    $1,000        $   960.76      $    8.24          1.68%
---------------------------------------------------------------------------------
Class B(1)                 $1,000        $   953.81      $   11.63          2.38%
---------------------------------------------------------------------------------
Class B (closed)           $1,000        $   965.10      $    6.80          1.38%
---------------------------------------------------------------------------------
Class C                    $1,000        $   952.04      $   11.62          2.38%
---------------------------------------------------------------------------------
Class S                    $1,000        $   964.09      $    6.78          1.38%
---------------------------------------------------------------------------------
Hypothetical 5% Return
---------------------------------------------------------------------------------
Class A                    $1,000        $ 1,016.60      $    8.47          1.68%
---------------------------------------------------------------------------------
Class B(1)                 $1,000        $ 1,013.10      $   11.98          2.38%
---------------------------------------------------------------------------------
Class B (closed)           $1,000        $ 1,018.08      $    6.98          1.38%
---------------------------------------------------------------------------------
Class C                    $1,000        $ 1,013.10      $   11.98          2.38%
---------------------------------------------------------------------------------
Class S                    $1,000        $ 1,018.10      $    6.98          1.38%
---------------------------------------------------------------------------------

 * Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period and then divided by the number of days in the year.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transactional expenses such as sales charges, which would result in higher total expenses. It should also be noted that, for certain funds, expenses have been subsidized or reduced through expense offset arrangements, which reduces costs for shareholders. Generally, the fund expects that the expense subsidy or expense offset arrangement will continue although there is no guarantee that it will. Please see the fund's prospectus for more information.

------------
PORTFOLIO

------------
       Holdings

September 30, 2004

Issuer                                                                             Shares             Value
---------------------------------------------------------------------------------------------------------------
Common Stocks 98.1%
Automobiles & Transportation 1.1%
Air Transport 1.1%
Expeditors International of Washington Inc.                                         78,200        $  4,042,940
                                                                                                  ------------
Total Automobiles & Transportation .......................................                           4,042,940
                                                                                                  ------------
Consumer Discretionary 22.1%
Advertising Agencies 1.2%
Lamar Advertising Co.* ...................................................         103,800           4,319,118
                                                                                                  ------------
Casinos/Gambling, Hotel/Motel 3.8%
Four Seasons Hotels Inc.^ ................................................          30,200           1,935,820
International Game Technology Inc. .......................................          58,000           2,085,100
Marriott International Inc. ..............................................          79,700           4,141,212
Starwood Hotels & Resorts Inc. ...........................................         113,400           5,264,028
                                                                                                  ------------
                                                                                                    13,426,160
                                                                                                  ------------
Commercial Services 4.8%
ChoicePoint Inc.* ........................................................         149,566           6,378,990
Corporate Executive Board Co.*^ ..........................................          89,300           5,468,732
Manpower Inc. ............................................................         115,700           5,147,493
                                                                                                  ------------
                                                                                                    16,995,215
                                                                                                  ------------
Consumer Electronics 1.4%
Electronic Arts Inc.* ....................................................          23,400           1,076,166
Harman International Inc. ................................................          17,100           1,842,525
Yahoo! Inc.* .............................................................          57,100           1,936,261
                                                                                                  ------------
                                                                                                     4,854,952
                                                                                                  ------------
Consumer Products 1.1%
Yankee Candle Company Inc.^ ..............................................         133,500           3,866,160
                                                                                                  ------------
Retail 8.9%
CDW Corp. ................................................................         106,200           6,162,786
Chico's FAS Inc.*^ .......................................................          88,600           3,030,120
Linens 'n Things Inc.* ...................................................         121,900           2,824,423
MSC Industrial Direct Inc. ...............................................         167,300           5,701,584
PETsMART Inc. ............................................................         129,000           3,662,310
Staples Inc.* ............................................................         164,648           4,909,803
Williams-Sonoma Inc.* ....................................................         144,300           5,418,465
                                                                                                  ------------
                                                                                                    31,709,491
                                                                                                  ------------
Textile Apparel Manufacturers 0.9%
Coach Inc.* ..............................................................          74,500           3,160,290
                                                                                                  ------------
Total Consumer Discretionary .............................................                          78,331,386
                                                                                                  ------------
Consumer Staples 2.5%
Beverages 0.8%
Pepsi Bottling Group Inc. ................................................         110,000           2,986,500
                                                                                                  ------------
Household Products 1.7%
Clorox Co. ...............................................................         113,400           6,044,220
                                                                                                  ------------
Total Consumer Staples ...................................................                           9,030,720
                                                                                                  ------------

Issuer                                                                             Shares             Value
---------------------------------------------------------------------------------------------------------------
Financial Services 11.7%
Banks & Savings & Loan 1.7%
City National Corp.^ .....................................................          29,400        $  1,909,530
North Fork Bancorp. Inc.^ ................................................          91,900           4,084,955
                                                                                                  ------------
                                                                                                     5,994,485
                                                                                                  ------------
Financial Data Processing Services & Systems 2.7%
Alliance Data Systems Corp. ..............................................         103,200           4,185,792
CheckFree Corp.* .........................................................          65,100           1,801,317
DST Systems Inc. .........................................................          82,900           3,686,563
                                                                                                  ------------
                                                                                                     9,673,672
                                                                                                  ------------
Insurance 1.0%
WellChoice Inc.* .........................................................          93,000           3,471,690
                                                                                                  ------------
Miscellaneous Financial 3.0%
Ambac Financial Group Inc. ...............................................          45,800           3,661,710
Chicago Mercantile Exchange
  Holdings, Inc. .........................................................          11,600           1,871,080
Providian Financial Corp.* ...............................................         330,300           5,132,862
                                                                                                  ------------
                                                                                                    10,665,652
                                                                                                  ------------
Securities Brokerage & Services 3.3%
Ameritrade Holding Corp.* ................................................         265,200           3,185,052
Lehman Brothers Holdings Inc. ............................................          70,900           5,652,148
T. Rowe Price Group Inc. .................................................          57,600           2,934,144
                                                                                                  ------------
                                                                                                    11,771,344
                                                                                                  ------------
Total Financial Services .................................................                          41,576,843
                                                                                                  ------------
Health Care 21.7%
Drugs & Biotechnology 14.4%
Allergan Inc. ............................................................          48,200           3,496,910
Biogen Inc.* .............................................................         133,165           8,145,703
Celgene Corp. ............................................................          33,700           1,962,351
Charles River Laboratories
  International Inc.^ ....................................................         131,900           6,041,020
Chiron Corp.*^ ...........................................................          64,900           2,868,580
Cytyc Corp.* .............................................................         206,100           4,977,315
Elan Corp. plc ADR*^ .....................................................         124,400           2,910,960
Gilead Sciences Inc.* ....................................................          99,800           3,730,524
ICOS Corp.*^ .............................................................         110,100           2,657,814
IVAX Corp.*^ .............................................................         177,275           3,394,816
Medicis Pharmaceutical Corp. .............................................         107,300           4,188,992
Millennium Pharmaceuticals Inc.*^ ........................................         114,800           1,573,908
Millipore Corp.* .........................................................          59,100           2,827,935
OSI Pharmaceuticals Inc.* ................................................          38,300           2,353,918
                                                                                                  ------------
                                                                                                    51,130,746
                                                                                                  ------------
Health Care Services 5.7%
Aetna Inc. ...............................................................          55,200           5,516,136
Caremark Rx Inc.* ........................................................         325,500          10,438,785
Community Health Systems Inc.* ...........................................         155,800           4,156,744
                                                                                                  ------------
                                                                                                    20,111,665
                                                                                                  ------------
Hospital Supply 1.6%
Guidant Corp. ............................................................          27,900           1,842,516
Kinetic Concepts Inc.* ...................................................          77,100           4,051,605
                                                                                                  ------------
                                                                                                     5,894,121
                                                                                                  ------------
Total Health Care ........................................................                          77,136,532
                                                                                                  ------------
Materials & Processing 3.0%
Chemicals 1.7%
EcoLab Inc. ..............................................................         195,400           6,143,376
                                                                                                  ------------
Containers & Packaging 1.3%
Sealed Air Corp.* ........................................................          99,400           4,607,190
                                                                                                  ------------
Total Materials & Processing .............................................                          10,750,566
                                                                                                  ------------

The notes are an integral part of the financial statements.

                                    State Street Research Mid-Cap Growth Fund  7

Issuer                                                                             Shares             Value
---------------------------------------------------------------------------------------------------------------
Other 1.0%
Multi-Sector 1.0%
Nasdaq 100 Shares*^ ......................................................          102,900       $  3,616,935
                                                                                                  ------------
Total Other ..............................................................                           3,616,935
                                                                                                  ------------
Other Energy 9.1%
Gas Pipelines 2.8%
EOG Resources Inc. .......................................................          150,400          9,903,840
                                                                                                  ------------
Miscellaneous Energy 2.1%
Consol Energy Inc.^ ......................................................          137,900          4,811,331
Peabody Energy Corp. .....................................................           42,700          2,540,650
                                                                                                  ------------
                                                                                                     7,351,981
Oil & Gas Producers 1.8%
Newfield Exploration Co.* ................................................          104,900          6,424,076
                                                                                                  ------------
Oil Well Equipment & Services 2.4%
BJ Services Co.* .........................................................           61,500          3,223,215
Noble Corp.* .............................................................           59,700          2,683,515
Weatherford International Ltd.* ..........................................           54,600          2,785,692
                                                                                                  ------------
                                                                                                     8,692,422
                                                                                                  ------------
Total Other Energy .......................................................                          32,372,319
                                                                                                  ------------
Producer Durables 8.5%
Aerospace 1.2%
Alliant Technology Systems Inc.* .........................................           70,000          4,235,000
                                                                                                  ------------
Industrial Products 1.1%
Waters Corp.* ............................................................           88,900          3,920,490
                                                                                                  ------------
Miscellaneous Equipment 1.8%
Pentair Inc. .............................................................          180,800          6,311,728
                                                                                                  ------------
Office Furniture & Business Equipment 1.3%
Diebold Inc.^ ............................................................           63,400          2,960,780
Lexmark International Group Inc. .........................................           21,200          1,781,012
                                                                                                  ------------
                                                                                                     4,741,792
                                                                                                  ------------
Production Technology Equipment 1.4%
Lam Research Corp.* ......................................................          219,800          4,809,224
                                                                                                  ------------
Telecommunications Equipment 1.7%
American Tower Corp.*^ ...................................................          230,300          3,535,105
Polycom Inc.* ............................................................          128,700          2,550,834
                                                                                                  ------------
                                                                                                     6,085,939
                                                                                                  ------------
Total Producer Durables ..................................................                          30,104,173
                                                                                                  ------------
Technology 15.1%
Communications Technology 1.0%
Juniper Networks Inc.*^ ..................................................          150,000          3,540,000
                                                                                                  ------------
Computer Software 8.6%
Adobe Systems Inc. .......................................................           74,900          3,705,303
Amdocs Ltd.* .............................................................          197,800          4,317,974
Ceridian Corp.* ..........................................................          187,300          3,448,193
Mercury Interactive Corp.*^ ..............................................          106,900          3,728,672
NAVTEQ Corp.* ............................................................          200,000          7,128,000
Siebel Systems Inc.* .....................................................          312,500          2,356,250
Symantec Corp.* ..........................................................          103,500          5,680,080
                                                                                                  ------------
                                                                                                    30,364,472
                                                                                                  ------------
Electronics 2.6%
Amphenol Corp.* ..........................................................          107,000          3,665,820
Avid Technology, Inc.*^ ..................................................          122,100          5,722,827
                                                                                                  ------------
                                                                                                     9,388,647
                                                                                                  ------------

Issuer                                                                             Shares             Value
--------------------------------------------------------------------------------------------------------------
Electronics: Semiconductors/Components 2.9%
Altera Corp.* ............................................................          166,900       $  3,266,233
Linear Technology Corp. ..................................................           99,800          3,616,752
PerkinElmer Inc. .........................................................          190,000          3,271,800
                                                                                                  ------------
                                                                                                    10,154,785
                                                                                                  ------------
Total Technology .........................................................                          53,447,904
                                                                                                  ------------
Utilities 2.3%
Telecommunications 2.3%
Nextel Partners Inc.*^ ...................................................          369,400          6,124,652
Nil Holdings Inc.^ .......................................................           45,100          1,858,571
                                                                                                  ------------
Total Utilities ..........................................................                           7,983,223
                                                                                                  ------------
Total Common Stocks (Cost $301,830,183) ..................................                         348,393,541
                                                                                                  ------------
Short-Term Investments 13.0%
State Street Navigator Securities Lending
 Prime Portfolio .........................................................       46,290,672         46,290,672
                                                                                                  ------------

                                                                                        Amount
                                                                       Maturity          of
Coupon Rate                                                              Date         Principal
---------------------------------------------------------------------------------------------------------------
Commercial Paper 1.8%
Federal National Mortgage
 Association, 1.71% ............................................      10/06/2004     $5,088,000      5,086,792
UBS Finance Inc. 1.88%..........................................      10/01/2004      1,361,000      1,361,000
                                                                                                     ---------
Total Commercial Paper (Cost $6,447,792) .......................                                     6,447,792
                                                                                                     ---------

                                                                                     % of
                                                                                  Net Assets
---------------------------------------------------------------------------------------------------------------
Summary of Portfolio Assets
Investments (Cost $354,568,647) ................................                    112.9%        $401,132,005
Other Assets, Less Liabilities .................................                    (12.9%)        (45,798,067)
                                                                                    ------        -------------
Net Assets .....................................................                    100.00        $355,333,938
                                                                                    ======        =============

KEY TO SYMBOLS

ADR Stands for American Depositary Receipt

* Denotes a security which has not paid a dividend during the last year.

^ A portion or all of the security was held on loan. At September 30, 2004, the value of securities loaned was $45,267,637.

Federal Income Tax Information At September 30, 2004, the net unrealized appreciation of investments based on cost for federal income tax purposes of $354,635,514 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there is an excess of value over tax cost                                                 $55,585,372
Aggregate gross unrealized depreciation for all investments
in which there is an excess of tax cost over value                                                 (9,088,881)
                                                                                                   -----------
                                                                                                   $46,496,491
                                                                                                   ===========

Options open at September 30, 2004, are as follows:

                                                                                                 Unrealized
                                                     Number of                    Expiration     Appreciation
Type                                                 Contracts     Premium          Month       (Depreciation)
---------------------------------------------------------------------------------------------------------------
Peabody Energy Corp. Call .......................      (427)       $ (42,123)    December 2004      $ (13,387)
Symantec Corp. Call .............................      (690)         (84,180)     January 2005        (43,470)
                                                                   ---------                        ---------
                                                                   $(126,303)                       $ (56,857)
                                                                   =========                        =========

8 The notes are an integral part of the financial statements.

-----------
FINANCIAL
-----------
       Statements

Statement of Assets and Liabilities

--------------------------------------------------------------------------------
September 30, 2004

Assets
Investments, at value (Cost $354,568,647) (Note 1) ...........   $401,132,005
Receivable for securities sold ...............................      2,093,461
Dividends receivable .........................................         42,426
Receivable for fund shares sold ..............................         33,496
Other assets .................................................         72,113
                                                                 ------------
                                                                  403,373,501
                                                                 ------------
Liabilities
Payable for collateral received on securities loaned .........     46,290,672
Accrued transfer agent and shareholder services ..............        560,045
Payable for fund shares redeemed .............................        493,391
Accrued management fee .......................................        261,201
Options written, at value (premium $126,303) .................        183,160
Accrued distribution and service fees ........................         93,290
Accrued trustees' fees .......................................         25,468
Accrued administration fee ...................................          7,888
Payable to custodian .........................................            327
Other accrued expenses .......................................        124,121
                                                                 ------------
                                                                   48,039,563
                                                                 ------------
Net Assets ...................................................   $355,333,938
                                                                 ============
Net Assets consist of:
  Unrealized appreciation of investments .....................   $ 46,563,358
  Unrealized depreciation of options .........................        (56,857)
  Accumulated net realized loss ..............................   (299,335,565)
  Pain-in capital ............................................    608,163,002
                                                                 ------------
                                                                 $355,333,938
                                                                 ============

                   Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class       Net Assets     [divided by]     Number of Shares     =      NAV
  A        $236,346,311                        39,603,940             $  5.97*
  B(1)     $ 31,343,308                         6,186,224             $  5.07**
  B        $ 39,653,604                         7,617,075             $  5.21**
  C        $ 11,740,364                         2,309,280             $  5.08**
  S        $ 36,250,351                         5,703,852             $  6.36

*   Maximum offering price per share = $6.34 ($5.97 [divided by] 0.9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.

Statement of Operations
--------------------------------------------------------------------------------
For the year ended September 30, 2004

Investment Income

Dividends, net of foreign taxes of $2,710 (Note 1) ...........   $ 1,173,541
Securities lending income (Note 1) ...........................        96,355
Interest (Note 1) ............................................        93,661
                                                                 -----------
                                                                   1,363,557
                                                                 -----------
Expenses
Management fee (Note 2) ......................................     2,805,522
Transfer agent and shareholder services (Note 2) .............     1,871,914
Administration fee (Note 2) ..................................       106,536
Custodian fee ................................................       102,608
Reports to shareholders ......................................        90,296
Distribution and service fees - Class A (Note 4) .............       669,777
Distribution and service fees - Class B(1) (Note 4) ..........       320,033
Distribution and service fees - Class C (Note 4) .............       126,457
Registration fees ............................................        63,000
Audit fee ....................................................        31,448
Trustees' fees (Note 2) ......................................        21,924
Legal fees ...................................................         5,247
Miscellaneous ................................................        19,500
                                                                 -----------
                                                                   6,234,262
Fees paid indirectly (Note 2) ................................        (1,281)
                                                                 -----------
                                                                   6,232,981
                                                                 -----------
                                                                  (4,869,424)
Reimbursement of distribution fees (Note 4) ..................       270,857
                                                                 -----------
Net investment loss ..........................................    (4,598,567)
                                                                 -----------
Realized and Unrealized Gain (Loss) on
Investments and Options
Net increase from payment by affiliate (Note 1) ..............         9,526
                                                                 -----------
Net realized gain on investments (Notes 1 and 3) .............    56,868,980
                                                                 -----------
Change in unrealized depreciation of options .................       (56,857)
Change in unrealized depreciation of investments .............   (11,935,999)
                                                                 -----------
Total change in unrealized appreciation ......................   (11,992,856)
                                                                 -----------
Net gain on investments ......................................    44,885,650
                                                                 -----------
Net increase in net assets resulting from operations .........   $40,287,083
                                                                 ===========

The notes are an integral part of the financial statements.

                                    State Street Research Mid-Cap Growth Fund  9

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                 Years ended September 30
                                            --------------------------------
                                                 2004              2003
                                            --------------------------------
Increase In Net Assets
Operations:
Net investment loss ..................      $ (4,598,567)       $ (3,959,087)
Net increase from payment by
   affiliate .........................             9,526                  --
Net realized gain (loss) on
   investments .......................        56,868,980          (2,516,067)
Change in unrealized appreciation
   (depreciation) of investments and
   options ...........................       (11,992,856)         96,745,512
                                            --------------------------------
Net increase resulting from
   operations ........................        40,287,083          90,270,358
                                            --------------------------------
Net decrease from fund share
   transactions (Note 6) .............       (34,547,745)        (43,134,681)
                                            --------------------------------
Total increase in net assets .........         5,739,338          47,135,677
Net Assets

Beginning of year ....................       349,594,600         302,458,923
                                            --------------------------------
End of year ..........................      $355,333,938        $349,594,600
                                            ================================

Notes to Financial Statements
--------------------------------------------------------------------------------
September 30, 2004

Note 1
State Street Research Mid-Cap Growth Fund is a series of State Street Research Capital Trust (the "Trust"), which is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The investment objective of the fund is to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its net assets in mid-cap stocks. These may include common and preferred stocks, convertible securities and warrants.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares pay annual service and distribution fees equal to 1.00% of average daily net assets and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds and also automatically convert to Class A shares at the end of eight years. Currently, the annual service and distribution fees paid by Class B Shares have been voluntarily reduced to 0.00%. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees equal to 1.00% of average daily net assets. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment management subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne prorata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. Income, expenses (other than service and distribution fees), and realized and unrealized gains on losses on investments are allocated to each class of shares based on its relative net assets. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. In the event that the market quotations for a portfolio instrument are not deemed to be readily available, the Investment Adviser's Valuation Committee determines the fair value for such portfolio instrument. The fair value of any such portfolio instruments are determined based upon a consideration of all available facts and information. The fair valuation of a restricted portfolio instrument reflects the inherent worth of the portfolio instrument, without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature. The Investment Adviser and the Custodian also monitor domestic and foreign markets and news information for any developing events that may have an impact on the valuation of portfolio instruments. Such monitoring includes general market news and financial market information sources currently

10 The notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
utilized in making investment decisions, trading and investment personnel located abroad, foreign regional brokers, and /or foreign custodians. The value assigned to these securities is based upon available information at the time, and does not necessarily represent the amount which might ultimately realized upon sale.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

As part of the custodian contract between the custodian bank and the fund, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restriction to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At September 30, 2004 the payable to the custodian bank of $327 represents the amount due for cash advance for the settlement of the security purchased.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. The difference is primarily due to differing treatments for wash sale deferrals.

E. Federal Income Taxes

No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

At September 30, 2004, the fund had a capital loss carryforward of $299,268,696 available, to the extent provided in regulations, to offset future capital gains, if any, of which $212,041,374, and $87,227,324 expire on September 30, 2010 and 2011, respectively.

To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to net operating losses not utilized. At September 30, 2004, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales and capital loss carryforwards. At September 30, 2004, the tax basis distributable earnings were $0 in undistributed ordinary income, $0 in undistributed short-term capital gains and $0 in undistributed long-term gains.

F. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G. Securities Lending

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At September 30, 2004, the value of the securities loaned and the value of collateral were $45,267,637 and $46,290,672 (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio), respectively. The collateral was marked to market the next business day and made equal to at least 100% of the current market value of the loaned securities and accrued interest. During the year ended September 30, 2004, income from securities lending amounted to $96,355.

H. Options
The Fund may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the fund's exposure to the underlying instrument, or hege other fund investments.

For options purchased to hedge the fund's investments, the potential risk to the fund is that the change in value of options contracts may correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counter party is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the fund, the maximum loss is not limited to the premium initially received for the option.

Note 2
The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the first $500 million of average net assets, 0.70% of the next $500 million, and 0.65% of any amount over $1 billion of average net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended September 30, 2004, the fees pursuant to such agreement amounted to $2,805,522.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended September 30, 2004, the amount of such expenses allocated to the fund was $491,746.

The fund has entered onto an arrangement with its custodian whereby credits realized as a result of directed brokerage commissions were used to reduce a portion of the fund's expenses. During the twelve months ended September 30, 2004 the fund's custodian fees were reduced by $1,281 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $21,924 during the year ended September 30, 2004.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended September 30, 2004, the amount of such expenses was $106,536.

On February 19, 2004, the Distributor entered into an agreement with the NASD resolving all outstanding issues relating to an investigation by the NASD of the Distributor's email retention practices and supervision of trading activity in shares of the State Street Research funds. The Distributor, without admitting or denying the allegations or the findings set forth in the agreement, and solely for the purposes of the settlement, agreed to the entry of certain findings by the NASD relating to the Distributor's compliance with document retention requirements and the Distributor's supervision of enforcement of shareholder exchange limitations set forth in the funds' prospectuses. The agreement contains no allegations or findings of fraudulent conduct by the Distributor. As part of the agreement the Distributor made a payment to the fund to compensate the fund for losses relating to the exchange of fund shares beyond the annual limit set forth in the fund's prospectus. The payment was allocated among the fund's share classes as follows: $5,845 to Class A; $813 to Class B(1); $1,587 to Class B; $323 to Class C; and $958 to Class S. These amounts are

                                   State Street Research Mid-Cap Growth Fund  11
shown in the total amount of $9,526 as "Net increase from payment by affiliate" in the Statement of Operations.

Note 3
For the year ended September 30, 2004, purchases and sales of securities, exclusive of short-term obligations, aggregated $356,332,906, and $391,772,228, respectively.

Note 4
The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1) and Class C shares. Currently, the annual service and distribution fees paid by Class B shares have been voluntarily reduced to 0.00%. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended September 30, 2004, fees pursuant to such plans amounted to $669,777, $320,033 and $126,457 for Class A, Class B(1) and Class C shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of September 30, 2004, there were $2,427,848, $14,985 and $1,771,015 for Class A, Class B, and Class C shares, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund. During the year ended September 30, 2004 the Distributor reimbursed a total of $270,857 to Class B shares of the fund reflecting the estimated excess of payments received over costs incurred under the plan. This amount is shown as "Reimbursement of Distribution Fees" in the Statement of Operations.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of MetLife, earned initial sales charges aggregating $163,181 and $747,057, respectively, on sales of Class A shares of the fund during the year ended September 30, 2004, and that MetLife Securities, Inc. earned commissions aggregating $574,627 and $7,297 on sales of Class B(1) and Class C shares, and the Distributor collected contingent deferred sales charges aggregating $60,470, $268 and $410 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

Note 5

MetLife announced that it has entered into an agreement to sell the Adviser as part of a larger transaction to sell MetLife's asset management business to BlackRock, Inc. ("BlackRock"). The acquisition by BlackRock of MetLife's asset management business is expected to occur in the first quarter of 2005. At the time of the closing, the advisory agreement between the fund and the Adviser and the distribution agreement between the fund and the Distributor will be terminated. BlackRock Advisors, Inc. and BlackRock Distributors, Inc., wholly owned subsidiaries of BlackRock, will serve as investment adviser and distributor, respectively.

A Special Meeting of Shareholders of the fund has been tentatively scheduled for December 2004. At this meeting, shareholders of the fund will be asked to consider and approve a plan of reorganization between the fund and the BlackRock Mid-Cap Growth Equity Portfolio. If the proposed reorganization is approved by shareholders of the fund, the BlackRock Mid-Cap Growth Equity Portfolio would acquire substantially all of the assets and liabilities of the fund. In exchange, shareholders of the fund would receive shares of the BlackRock Mid-Cap Growth Equity Portfolio with an aggregate value equivalent to the aggregate net asset value of their fund shares at the time of the transaction. If the proposed reorganization is not approved by shareholders of the fund, the Board of Trustees will need to consider other alternatives relating to the management and operations of the fund, including without limitations, seeking an alternative investment adviser for the fund or seeking shareholder approval to liquidate the fund.*

* The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any fund, nor is it a solicitation of any proxy.

Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share.

These transactions break down by share class as follows:

                                                  Years ended September 30
                          ----------------------------------------------------------------------
                                       2004                                  2003
                          ----------------------------------------------------------------------
Class A                      Shares           Amount                Shares            Amount
------------------------------------------------------------------------------------------------
Shares sold                  12,365,320    $  75,029,993)            10,362,428    $  47,693,729
Shares redeemed              (6,317,143)     (37,277,820)           (12,783,402)     (57,272,190)
                          -------------    -------------         --------------    -------------
Net increase (decrease)       6,048,177    $  37,752,173             (2,420,974)   $  (9,578,461)
                          =============    =============         ==============    =============

Class B(1)                    Shares           Amount                 Shares           Amount
------------------------------------------------------------------------------------------------
Shares sold                     929,181    $   4,714,722              1,604,810    $   6,518,156
Shares redeemed                (977,296)      (4,973,771)            (1,808,414)      (6,879,464)
                          -------------    -------------         --------------    -------------
Net decrease                    (48,115)   $    (259,049)              (203,604)   $    (361,308)
                          =============    =============         ==============    =============

Class B                       Shares           Amount                 Shares           Amount
------------------------------------------------------------------------------------------------
Shares sold                     114,168    $     588,374                416,179    $   1,648,440
Shares redeemed             (13,042,758)     (68,824,217)            (6,915,765)     (27,246,929)
                          -------------    -------------         --------------    -------------
Net decrease                (12,928,590)   $ (68,235,843)            (6,499,586)   $ (25,598,489)
                          =============    =============         ==============    =============

Class C                       Shares           Amount                 Shares           Amount
------------------------------------------------------------------------------------------------
Shares sold                     206,074    $   1,047,014                316,274    $   1,309,387
Shares redeemed                (520,561)      (2,637,595)              (799,177)      (3,109,189)
                          -------------    -------------         --------------    -------------
Net decrease                   (314,487)   $  (1,590,581)              (482,903)   $  (1,799,802)
                          =============    =============         ==============    =============

Class S                       Shares           Amount                 Shares           Amount
------------------------------------------------------------------------------------------------
Shares sold                     715,078    $   4,498,709              1,519,064    $   7,703,821
Shares redeemed              (1,048,683)      (6,713,154)            (2,637,590)     (13,500,442)
                          -------------    -------------         --------------    -------------
Net decrease                   (333,605)   $  (2,214,445)            (1,118,526)   $  (5,796,621)
                          =============    =============         ==============    =============

-----------
FINANCIAL
-----------
       Highlights


                                                                               Class A - Years ended September 30
For a share outstanding throughout each year:                 ---------------------------------------------------------------------
                                                              2004(a)(c)       2003(a)    2002(a)(e)     2001(a)(e)      2000(a)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                             5.35          4.03          5.04          20.10           13.64
                                                                 ------       -------       -------        -------         -------
  Net investment loss ($)                                         (0.08)        (0.06)        (0.07)         (0.06)          (0.15)
  Net realized and unrealized gain (loss) on investments ($)       0.70          1.38         (0.94)         (6.47)           7.44
                                                                 ------       -------       -------        -------         -------
Total from investment operations ($)                               0.62          1.32         (1.01)         (6.53)           7.29
                                                                 ------       -------       -------        -------         -------
  Distributions from capital gains ($)                               --            --            --          (8.53)          (0.83)
                                                                 ------       -------       -------        -------         -------
Total distributions ($)                                              --            --            --          (8.53)          (0.83)
                                                                 ------       -------       -------        -------         -------
Net asset value, end of year ($)                                   5.97          5.35          4.03           5.04           20.10
                                                                 ======       =======       =======        =======         =======
Total return %(b)                                                 11.59         32.75        (20.04)        (49.83)          54.91

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                         236,346       179,519       144,814        201,936         450,521
Expense ratio (%)                                                  1.67          1.75          1.78           1.56            1.38
Expense ratio after expense reductions (%)                         1.67          1.74          1.76           1.54            1.37
Ratio of net investment loss to average net assets (%)            (1.30)        (1.36)        (1.33)         (0.73)          (0.85)
Portfolio turnover rate (%)                                       97.18        104.91        136.30         123.50          171.87


                                                                            Class B(1) - Years ended September 30
                                                              ---------------------------------------------------------------------
                                                              2004(a)(c)       2003(a)    2002(a)(e)     2001(a)(e)      2000(a)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                             4.57          3.47          4.36          18.83           12.90
                                                                 ------       -------       -------        -------         -------
  Net investment loss ($)                                         (0.10)        (0.09)        (0.09)         (0.09)          (0.26)
  Net realized and unrealized gain (loss) on investments ($)       0.60          1.19         (0.80)         (5.85)           7.02
                                                                 ------       -------       -------        -------         -------
Total from investment operations ($)                               0.50          1.10         (0.89)         (5.94)           6.76
                                                                 ------       -------       -------        -------         -------
  Distributions from capital gains ($)                               --            --            --          (8.53)          (0.83)
                                                                 ------       -------       -------        -------         -------
Total distributions ($)                                              --            --            --          (8.53)          (0.83)
                                                                 ------       -------       -------        -------         -------
Net asset value, end of year ($)                                   5.07          4.57          3.47           4.36           18.83
                                                                 ======       =======       =======        =======         =======
Total return %(b)                                                 10.94         31.70        (20.41)        (50.25)          53.90
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                          31,343        28,518        22,314         26,083          37,063
Expense ratio (%)                                                  2.37          2.45          2.48           2.26            2.11
Expense ratio after expense reductions (%)                         2.37          2.44          2.46           2.24            2.10
Ratio of net investment loss to average net assets (%)            (2.00)        (2.17)        (2.02)         (1.43)          (1.52)
Portfolio turnover rate (%)                                       97.18        104.91        136.30         123.50          171.87


                                                                                   Class B - Years ended September 30
                                                           ------------------------------------------------------------------------
                                                           2004(a)(c)(d)       2003(a)     2002(a)(e)    2001(a)(e)      2000(a)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                             4.63          3.48          4.36          18.82           12.90
                                                                -------       -------        ------         ------          ------
  Net investment loss ($)                                         (0.05)        (0.03)        (0.07)         (0.10)          (0.26)
  Net realized and unrealized gain (loss) on investments ($)       0.63          1.18         (0.81)         (5.83)           7.01
                                                                -------       -------        ------         ------          ------
Total from investment operations ($)                               0.58          1.15         (0.88)         (5.93)           6.75
                                                                -------       -------        ------         ------          ------
  Distributions from capital gains ($)                               --            --            --          (8.53)          (0.83)
                                                                -------       -------        ------         ------          ------
Total distributions ($)                                              --            --            --          (8.53)          (0.83)
                                                                -------       -------        ------         ------          ------
Net asset value, end of year ($)                                   5.21          4.63          3.48           4.36           18.82
                                                                =======       =======        ======         ======          ======
Total return %(b)                                                 12.53         33.05        (20.18)        (50.18)          53.83

Ratios/Supplemental Data
------------------------------------------------------------------------------------------ ----------------------------------------
Net assets at end of year ($ thousands)                          39,654        95,216        94,029        157,788         411,584
Expense ratio (%)                                                  1.37          1.45          1.88           2.26            2.11
Expense ratio after expense reductions (%)                         1.37          1.44          1.86           2.24            2.10
Ratio of net investment loss to average net assets (%)            (0.62)        (0.83)        (1.46)         (1.44)          (1.58)
Portfolio turnover rate (%)                                       97.18        136.30        136.30         123.50          171.87

                                   State Street Research Mid-Cap Growth Fund  13


                                                                                Class C - Years ended September 30
                                                              ---------------------------------------------------------------------
                                                              2004(a)(c)       2003(a)     2002(a)(e)    2001(a)(e)      2000(a)(e)
------------------------------------------------------------------------------------------ ----------------------------------------
Net asset value, beginning of year ($)                             4.59          3.48          4.39          18.87           12.93
                                                                 ------       -------       -------        -------         -------
  Net investment loss ($)                                         (0.10)        (0.08)        (0.09)         (0.10)          (0.27)
  Net realized and unrealized gain (loss) on investments ($)       0.59          1.19         (0.82)         (5.85)           7.04
                                                                 ------       -------       -------        -------         -------
Total from investment operations ($)                               0.49          1.11         (0.91)         (5.95)           6.77
                                                                 ------       -------       -------        -------         -------
  Distributions from capital gains ($)                               --            --            --          (8.53)          (0.83)
                                                                 ------       -------       -------        -------         -------
Total distributions ($)                                              --            --            --          (8.53)          (0.83)
                                                                 ------       -------       -------        -------         -------
Net asset value, end of year ($)                                   5.08          4.59          3.48           4.39           18.87
                                                                 ======       =======       =======        =======         =======
Total return %(b)                                                 10.68         31.90        (20.73)        (50.15)          53.86

Ratios/Supplemental Data
------------------------------------------------------------------------------------------ ----------------------------------------
Net assets at end of year ($ thousands)                          11,740        12,044        10,805         17,362          51,721
Expense ratio (%)                                                  2.37          2.45          2.48           2.26            2.11
Expense ratio after expense reductions (%)                         2.37          2.44          2.46           2.24            2.10
Ratio of net investment loss to average net assets (%)            (2.00)        (2.00)        (2.05)         (1.44)          (1.58)
Portfolio turnover rate (%)                                       97.18        104.91        136.30         123.50          171.87


                                                                             Class S - Years ended September 30
                                                              ---------------------------------------------------------------------
                                                              2004(a)(c)       2003(a)    2002(a)(e)     2001(a)(e)     2000(a)(e)
------------------------------------------------------------------------------------------ ----------------------------------------
Net asset value, beginning of year ($)                             5.68          4.26          5.32          20.62           13.94
                                                                 ------       -------       -------        -------         -------
  Net investment loss ($)                                         (0.06)        (0.04)        (0.06)         (0.04)          (0.11)
  Net realized and unrealized gain (loss) on investments ($)       0.74          1.46         (1.00)         (6.73)           7.62
                                                                 ------       -------       -------        -------         -------
Total from investment operations ($)                               0.68          1.42         (1.06)         (6.77)           7.51
                                                                 ------       -------       -------        -------         -------
  Distributions from capital gains ($)                               --            --            --          (8.53)         (0.83)
                                                                 ------       -------       -------        -------         -------
Total distributions ($)                                              --            --            --          (8.53)         (0.83)
                                                                 ------       -------       -------        -------         -------
Net asset value, end of year ($)                                   6.36          5.68          4.26           5.32           20.62
                                                                 ======       =======       =======        =======         =======
Total return %(b)                                                 11.97         33.33        (19.92)        (49.68)          55.32

Ratios/Supplemental Data

------------------------------------------------------------------------------------------ ----------------------------------------
Net assets at end of year ($ thousands)                          36,250        34,298        30,497         46,751         121,727
Expense ratio (%)                                                  1.37          1.45          1.48           1.26            1.11
Expense ratio after expense reductions (%)                         1.37          1.44          1.46           1.24            1.10
Ratio of net investment loss to average net assets (%)            (1.00)        (0.87)        (1.05)         (0.43)          (0.58)
Portfolio turnover rate (%)                                       97.18        104.91        136.30         123.50          171.87

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) During the year ended September 30, 2004, the distributor made restitution payments to the fund as part of a settlement with NASD. These payments had no effect on net realized and unrealized gain per share and total return.
(d) During the year ended September 30, 2004, the distributor reimbursed Class B shares of the fund the estimated excess of payments received over costs incurred under the 12b-1 plan. The effect of this reimbursement was to increase net investment income per share $0.02, increase the total return 0.22% and increase the ratio of net investment income to average net assets 0.39%.
(e) Audited by other auditors

-----------
REPORT OF
-----------
       Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of State Street Research Mid-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of State Street Research Mid-Cap Growth Fund (the "Fund"), a series of State Street Research Capital Trust, as of September 30, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets , and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended September 30, 2002, were audited by other auditors whose report dated November 8, 2002, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

November 19, 2004

                                   State Street Research Mid-Cap Growth Fund  15

-----------------------
TRUSTEES AND OFFICERS
-----------------------
                   State Street Research Capital Trust


                                                                                                  Number
                                                                                                  of Funds
                                                                                                  in Fund
                                                                                                  Complex
Name,                 Position(s)  Term of Office                                                 Overseen           Other
Address                Held with   and Length of            Principal Occupations                by Trustee/    Directorships Held
and Age(a)               Fund      Time Served(b)            During Past 5 Years                 Officer(c)     by Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Bruce R. Bond          Trustee         Since       Retired; formerly Chairman of the Board,          19       Avaya, Inc.
(58)                                   1999        Chief Executive Officer and President,
                                                   PictureTel Corporation (video conferencing
                                                   systems)

Peter S. Drotch        Trustee         Since       Retired; formerly Partner,                        19       First Marblehead Corp.
(62)                                   2004        PricewaterhouseCoopers LLP

Steve A. Garban        Trustee         Since       Retired; formerly Senior Vice President for       53       Metropolitan Series
(67)                                   1997        Finance and Operations and Treasurer, The                  Fund, Inc.; and
                                                   Pennsylvania State University                              Metropolitan Series
                                                                                                              Fund II

Susan M. Phillips      Trustee         Since       Dean, School of Business and Public               19       The Kroger Co.
(59)                                   1998        Management, George Washington University;
                                                   formerly a member of the Board of Governors
                                                   of the Federal Reserve System; and Chairman
                                                   and Commissioner of the Commodity Futures
                                                   Trading Commission

Toby Rosenblatt        Trustee         Since       President, Founders Investments Ltd.              53       A.P. Pharma, Inc.;
(66)                                   1995        (investments); formerly President, The Glen                Metropolitan Series
                                                   Ellen Company (private investment firm)                    Fund, Inc.; and
                                                                                                              Metropolitan Series
                                                                                                              Fund II

Michael S.             Trustee         Since       Jay W. Forrester Professor of Management          53       Metropolitan Series
Scott Morton (67)                      1987        (Emeritus), Sloan School of Management,                    Fund, Inc.; and
                                                   Massachusetts Institute of Technology                      Metropolitan Series
                                                                                                              Fund II

Interested Trustees

Richard S. Davis(+)    Trustee         Since       Chairman of the Board, President and Chief        19       None
(59)                                   2000        Executive Officer of State Street Research &
                                                   Management Company; formerly Senior Vice
                                                   President, Fixed Income Investments,
                                                   Metropolitan Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Officers

C. Kim Goodwin         Vice            Since       Managing Director and Chief Investment            18       Akamai Technologies,
(45)                   President       2002        Officer - Equities of State Street Research                Inc.
                                                   & Management Company; formerly Chief
                                                   Investment Officer - U.S. Growth Equities,
                                                   American Century

Paul Haagensen         Vice            Since       Senior Vice President of State Street             3        None
(58)                   President       2003        Research & Management Company; formerly
                                                   Portfolio Manager and senior analyst at
                                                   Putnam Investments

Eileen M. Leary        Vice            Since       Senior Vice President of State Street             3        None
(42)                   President       2002        Research & Management Company; formerly Vice
                                                   President, State Street Research &
                                                   Management Company

John S. Lombardo       Vice            Since       Managing Director, Chief Financial Officer        19       None
(49)                   President       2001        and Director of State Street Research &
                                                   Management Company; formerly Executive Vice
                                                   President, State Street Research &
                                                   Management Company; and Senior Vice
                                                   President, Product and Financial Management,
                                                   MetLife Auto & Home

Andrew Morey           Vice            Since       Senior Vice President of State Street             3        None
(35)                   President       2003        Research & Management Company; formerly Vice
                                                   President, State Street Research &
                                                   Management Company

Tucker Walsh           Vice            Since       Managing Director of State Street Research &      3        None
(35)                   President       1999        Management Company; formerly Vice President
                                                   and analyst, State Street Research &
                                                   Management Company

Douglas A. Romich      Treasurer       Since       Senior Vice President and Treasurer of State      19       None
(47)                                   2001        Street Research & Management Company;
                                                   formerly Vice President and Assistant
                                                   Treasurer, State Street Research &
                                                   Management Company


The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II. The primary adviser to Metropolitan Series Fund, Inc., and Metropolitan Series Fund II is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(+) Mr. Davis is an "interested person" of the Trust under the Investment
    Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

[LOGO] STATE STREET RESEARCH                                      --------------
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       Boston, MA 02111-2690                                       U.S. POSTAGE
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                                                                     PERMIT #6
                                                                    HUDSON, MA
                                                                  --------------

--------------------------------------------------------------------------------
New accounts, mutual fund purchases,
exchanges and account information

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Did You Know?

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Did you know that you can give a State Street Research mutual fund as a gift?
Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.

Investors should carefully consider the fund's investment objective, risks, charges and expenses before investing. The fund's prospectus contains more complete information on these and other matters. A prospectus for any State Street Research fund is available through your financial professional, by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637) or by visiting our website at www.ssrfunds.com. Please read the prospectus carefully before investing.

OverView

For more information on the products and services we offer, refer to OverView, our quarterly shareholder newsletter.

Webcasts

For a professional perspective on the markets, the economy and timely investment topics, tune in to a State Street Research webcast by visiting our website at www.ssrfunds.com.

Complete Fund Listing

For a list of our funds, visit our website at www.ssrfunds.com under Research Our Funds.

                                    [GRAPHIC]
                                for Excellence in
                           Shareholder Communications

                                    [GRAPHIC]
                            for Excellence in Service

This report must be accompanied or preceded by a current prospectus. When used as sales material after December 31, 2004, this report must be accompanied by a current Quarterly Performance Update.

"State Street Research Proxy Voting Policies and Procedures"--which describes how we vote proxies relating to portfolio securities--is available upon request, free of charge, by calling the State Street Research Service Center toll-free at 1-87-SSR-FUNDS (1-877-773-8637) or by accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The DALBAR awards recognize quality shareholder service and quality shareholder communications, and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

Member NASD, SIPC

(C)2004 State Street Research Investment Services, Inc.
One Financial Center
Boston, MA  02111-2690
www.ssrfunds.com
CONTROL NUMBER:(exp1105)SSR-LD                                      MG-2653-1104

                                                    [LOGO] STATE STREET RESEARCH

Emerging Growth Fund
September 30, 2004

                                                   Annual Report to Shareholders

Table of Contents

 3 Performance Discussion

 6 About Your Fund Expenses

 7 Portfolio Holdings

 9 Financial Statements

13 Financial Highlights

16 Independent Auditors'
   Report

17 Trustees and Officers

FROM THE CHAIRMAN
      State Street Research

The pace of U.S. economic growth was robust over the past 12 months as the economy advanced on all fronts. Gross domestic product (GDP) growth, a common measure of economic growth, averaged just short of 4.0% for the period, solidly above the economy's long-term trend rate of 3.0%. Our analysts expect the economy to grow between 3.5% and 4.0% for the remainder of 2004 and into 2005.

Consumers continued to play a key role in the economy. Spending on retail goods, autos and housing remained generally strong throughout the period. Retail sales slowed during the summer months of 2004 as a result of higher energy prices and weather-related events. But the pace of consumer spending picked up again in September, as did consumer confidence, which see-sawed along with the outlook for the labor market throughout the period.

The number of new jobs continued to fall short of expectations. In the spring, more than one million new jobs were added to the economy. But job growth was disappointing again during the summer months. The economy has yet to replace all the jobs lost in the downturn of 2000-2001.

A pick-up in business spending was the bright spot in the economy. Industrial production moved steadily higher, as did manufacturing capacity utilization. Outlays for new equipment and construction enjoyed double-digit growth in the second half of the period. Strong spending by business helped offset some of the slowdown in consumer spending.

Stocks Stumble, Bonds Edge Higher

The U.S. stock market began the period on a strong note. However, the double-digit gains it achieved over the twelve months covered by this report were accumulated early in the period and the broad stock market indexes have been essentially flat in 2004. By contrast, the bond market has held up in the face of three increases in the Federal funds rate (a key short-term interest rate) that occurred late in the period. The yield on the 10-year benchmark U.S. Treasury ended the period only slightly higher than where it began, and bond prices moved higher across all sectors.

Investing Despite Uncertainty

By all accounts, news on the economy and the markets has been overshadowed over the past year by external events. As a result, many investors have remained on the sidelines. With so much uncertainty, it may feel safer to wait out the storm. Yet, it can be even more risky to try to time your entrances and exits as the markets move through their natural cycles. If you're feeling uncertain about your financial strategy, talk to your financial professional. With the advice and guidance of a financial professional, you can keep your financial goals on track.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman

September 30, 2004

--------------
PERFORMANCE

--------------
         Discussion as of September 30, 2004

How State Street Research Emerging Growth Fund Performed

State Street Research Emerging Growth Fund (Class A shares, without sales charge) returned 2.84% for the 12-month period ended September 30, 2004. The fund underperformed the Russell 2000[RegTM] Growth Index and the Lipper Small-Cap Growth Funds Average, which returned 11.92% and 9.19% respectively for the period.

Performance: Class A
-------------------------------------------------------------------------------
Fund average annual total return as of 9/30/04
(does not reflect sales charge)

     1 Year   5 Years     10 Years
      2.84%    5.63%       8.82%

-------------------------------------------------------------------------------
Fund average annual total return as of 9/30/04
(at maximum applicable sales charge)

     1 Year   5 Years     10 Years
     -3.08%    4.38%       8.18%

-------------------------------------------------------------------------------
Russell 2000 Growth Index as of 9/30/04

     1 Year    5 Years      10 Years
     11.92%     -0.68%       5.55%

-------------------------------------------------------------------------------

See pages 4 and 5 for additional performance data for Class A shares and for performance data on other share classes.

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return without sales charge does not reflect the maximum applicable sales charges. If the applicable sales charges were deducted, performance results would be lower.

Average annual total return at maximum applicable sales charge reflects a maximum 5.75% Class A share front-end sales charge.

Performance results for the fund are increased by the voluntary reduction of fund fees and expenses. Without subsidization, performance results would have been lower.

The Russell 2000 Growth Index contains those stocks within the complete Russell 2000[RegTM] Index (a small-company index) that show above-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in an index.

The Lipper Small-Cap Growth Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds.

Reasons for the Fund's Performance

Market conditions changed dramatically over the past year. In 2003, small-cap growth stocks were favored, but beginning in February 2004, investor sentiment moved away from the sector, given rising energy prices, interest rate fears, slowed economic growth and geopolitical concerns. Overall liquidity in the sector lessened dramatically. This negative sentiment caused investors to look beyond company-specific fundamentals and focus on broader issues. As a result, individual stocks were subject to tremendous volatility. These factors, along with selected stock disappointments, hurt the fund's performance.

Strong results from consumer issues Ask Jeeves, Boyd Gaming and Harman International were offset by poor performances from Corinthian Colleges and Alliance Gaming. We sold Corinthian Colleges after the company announced that its earnings would fall short of expectations. We also sold Nektar Therapeutics, a health care stock that lost ground after indications that European drug regulators would not approve its inhaled insulin product, Exubera.

Technology returns also hurt results. The economic "soft patch" in June resulted in an immediate weakness in technology spending, and a number of holdings in the sector were hard hit. We reduced our exposure late in the period when it appeared likely that the semiconductor industry had peaked.

Other sectors within the fund held up well, including energy, financials and materials. We anticipate further strength in energy shares owing to continued high oil, natural gas and coal prices. Gaming equipment makers and casino operators continue to demonstrate robust growth irrespective of economic conditions.

Looking Ahead

We believe that the fund is positioned for improved performance once the uncertainties that are holding back investors are lifted. We believe that the fund is invested in many solid companies with strong business prospects. And, we continue to adhere to our disciplined, bottom-up fundamental investment process.

A Word about Risk

The major risks of stock investing include sudden and unpredictable drops in value and period of lackluster performance. Emerging growth stocks of any size company often have an above-average sensitivity to market fluctuations, as their market prices tend to reflect future expectations. Small-company stocks may be particularly sensitive, because they may be thinly traded. The fund may underperform other stock funds during periods when small-cap stocks or emerging growth stocks are out of favor.

Summary Portfolio Schedule
-------------------------------------------------------------------------------

Industries                 % of Fund Net Assets
Consumer Discretionary             30.7%
-----------------------------------------------
Health Care                        25.1%
-----------------------------------------------
Technology                         13.2%
-----------------------------------------------
Financial Services                 10.5%
-----------------------------------------------
Producer Durables                   7.6%
-----------------------------------------------
Other Energy                        5.2%
-----------------------------------------------
Other                               4.5%
-----------------------------------------------
Materials & Processing              1.3%
-----------------------------------------------
Utilities                           1.3%
-----------------------------------------------
Net Cash                            0.6%
-----------------------------------------------
Total                             100.0%

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

                                    State Street Research Emerging Growth Fund 3

--------------
PERFORMANCE
--------------
         Discussion as of September 30, 2004

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. There are three ways of measuring long-term performance: cumulative total returns, average annual total returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

Represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated.

Average Annual Total Return

Represents the rate you would have had to earn during each year of a given time period in order to end up with the fund's actual cumulative return for those years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over 10 Years

Similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any) and compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A

                                          1 Year         5 Years       10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)            2.84%          31.48%        132.85%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)      -3.08%          23.92%        119.46%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)      -3.08%           4.38%          8.18%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                  Russell 2000
        Class A   Growth Index
        -------   ------------
94        9425       10000
95       10669       12821
96       12475       14438
97       18463       17808
98       12929       13387
99       16691       17757
00       24377       23024
01       17028       13218
02       16019       10818
03       21340       15329
04       21946       17159

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1)

                                          1 Year         5 Years        10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)            2.17%          27.20%         117.21%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)      -2.83%          25.20%         117.21%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)      -2.83%           4.60%           8.07%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                   Russell 2000
      Class B(1)   Growth Index
      ---------    ------------
94      10000         10000
95      11244         12821
96      13040         14438
97      19156         17808
98      13303         13387
99      17076         17757
00      24766         23024
01      17217         13218
02      16076         10818
03      21261         15329
04      21721         17159

--------------------------------------------------------------------------------

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions, or the redemption of fund shares.

Cumulative Total Return without sales charge does not reflect the maximum applicable sales charges. If the applicable sales charges were deducted, performance results would be lower.

--------------------------------------------------------------------------------
Class B (only available through exchanges from another Class B account)

                                          1 Year         5 Years        10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)            3.10%          28.51%         119.46%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)      -1.90%          26.51%         119.46%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)      -1.90%           4.82%           8.18%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                  Russell 2000
        Class B   Growth Index
        -------   ------------
94       10000       10000
95       11244       12821
96       13040       14438
97       19156       17808
98       13303       13387
99       17076       17757
00       24749       23024
01       17220       13218
02       16099       10818
03       21285       15329
04       21964       17159

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C

                                          1 Year         5 Years        10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)            2.16%          27.44%         117.62%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)       1.16%          27.44%         117.62%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)       1.16%           4.97%           8.09%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                  Russell 2000
        Class C   Growth Index
        -------   ------------
94       10000       10000
95       11244       12821
96       13028       14438
97       19171       17808
98       13319       13387
99       17077       17757
00       24766       23024
01       17237       13218
02       16116       10818
03       21301       15329
04       21762       17159

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class R

                                          1 Year         5 Years        10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)            2.58%          30.94%         131.87%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)       2.58%          30.94%         131.87%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)       2.58%           5.54%           8.77%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                  Russell 2000
        Class R   Growth Index
        -------   ------------
94       10000       10000
95       11320       12821
96       13236       14438
97       19589       17808
98       13718       13387
99       17709       17757
00       25864       23024
01       18067       13218
02       16996       10818
03       22603       15329
04       23187       17159

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S

                                          1 Year         5 Years        10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)            3.14%          33.53%         139.62%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)       3.14%          33.53%         139.62%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)       3.14%           5.95%           9.13%
--------------------------------------------------------------------------------

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                  Russell 2000
        Class S   Growth Index
        -------   ------------
94       10000       10000
95       11360       12821
96       13302       14438
97       19733       17808
98       13847       13387
99       17945       17757
00       26264       23024
01       18456       13218
02       17382       10818
03       23233       15329
04       23962       17159

--------------------------------------------------------------------------------

Cumulative and Average Annual Total Return at maximum applicable sales charge reflect a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) shares reflects Class B share performance through December 31, 1998, and Class B(1) performance thereafter. Performance for Class R shares reflects Class A share performance through April 2, 2003, and Class R share performance thereafter. If the returns for Class B(1) and Class R shares had reflected their current service/distribution (Rule 12b-1) fees for the entire period, returns would have been lower. Class R and Class S shares, offered without sales charge, are available through certain retirement plans and special programs.

Performance results for the fund are increased by the voluntary reduction of fund fees and expenses, without subsidization, performance would have been lower. The Russell 2000 Growth Index contains those stocks within the complete Russell 2000 Index (a small-company index) that show above-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in an index.

                                    State Street Research Emerging Growth Fund 5

About Your Fund Expenses

As a fund shareholder, you incur two types of costs: (1) Transaction costs, which include sales charges, and (2) ongoing expenses, which include management fees, service/distribution fees (12b-1) and "other" expenses. The examples below illustrate the ongoing cost in dollars of investing in the fund and allow you to compare these costs with the expenses of other funds. The examples are based on a $1,000 investment at the beginning of the period and held for the entire period from March 31, 2004, to September 30, 2004.

Actual Fund Return is based on the fund's actual return and expenses. To estimate the ongoing expenses you paid during the entire period shown, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number shown for your fund under the column "Expenses Paid during the Period."

Hypothetical 5% Return is based on the fund's actual expense ratio and an assumed rate of 5% per year before expenses. Please note that the return used is not the fund's actual return; therefore, this information may not be used to estimate your actual ending account balance and expenses paid during the period. To compare your fund's ongoing expenses with those of other funds, simply compare this 5% hypothetical example with the 5% hypothetical examples shown in the shareholder reports of other funds.

                          Beginning       Ending       Expenses
                           Account        Account        Paid       Annualized
Six months ended            Value          Value        during       Expense
9/30/04                    3/31/04        9/30/04       Period*       Ratio
--------------------------------------------------------------------------------
Actual Fund Return
--------------------------------------------------------------------------------
Class A                    $1,000        $  820.14      $ 6.34        1.39%
--------------------------------------------------------------------------------
Class B(1)                 $1,000        $  814.00      $ 9.49        2.09%
--------------------------------------------------------------------------------
Class B (closed)           $1,000        $  826.10      $ 4.99        1.09%
--------------------------------------------------------------------------------
Class C                    $1,000        $  813.64      $ 9.49        2.09%
--------------------------------------------------------------------------------
Class R                    $1,000        $  817.99      $ 7.23        1.59%
--------------------------------------------------------------------------------
Class S                    $1,000        $  823.35      $ 4.97        1.09%
--------------------------------------------------------------------------------
Hypothetical 5% Return
--------------------------------------------------------------------------------
Class A                    $1,000        $1,018.03      $ 7.03        1.39%
--------------------------------------------------------------------------------
Class B(1)                 $1,000        $1,014.53      $10.54        2.09%
--------------------------------------------------------------------------------
Class B (closed)           $1,000        $1,019.54      $ 5.52        1.09%
--------------------------------------------------------------------------------
Class C                    $1,000        $1,014.53      $10.55        2.09%
--------------------------------------------------------------------------------
Class R                    $1,000        $1,017.05      $ 8.02        1.59%
--------------------------------------------------------------------------------
Class S                    $1,000        $1,019.55      $ 5.50        1.09%
--------------------------------------------------------------------------------

* Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period and then divided by the number of days in the year.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transactional expenses such as sales charges, which would result in higher total expenses. It should also be noted that, for certain funds, expenses have been subsidized or reduced through expense offset arrangements, which reduces costs for shareholders. Generally, the fund expects that the expense subsidy or expense offset arrangement will continue although there is no guarantee that it will. Please see the fund's prospectus for more information.

------------
PORTFOLIO
------------
       Holdings

September 30, 2004

Issuer                                                                             Shares            Value
---------------------------------------------------------------------------------------------------------------------
Common Stocks 99.4%

Consumer Discretionary 30.7%
Casinos/Gambling, Hotel/Motel 8.5%
Boyd Gaming Corp.^ .......................................................         352,130        $ 9,912,459
Pinnacle Entertainment Inc.*^ ............................................         550,500          7,596,900
Shuffle Master Inc.*^ ....................................................         142,199          5,326,774
Station Casinos Inc.^ ....................................................         195,800          9,602,032
WMS Industries Inc.*^ ....................................................         177,882          4,569,789
                                                                                                  -----------
                                                                                                   37,007,954
                                                                                                  -----------
Commercial Services 7.2%
Ask Jeeves Inc.*^ ........................................................         259,600          8,491,516
Autobytel Inc.*^ .........................................................         556,100          4,988,217
Autobytel Inc.*++ ........................................................          73,012            655,187
Corporate Executive Board Co.*^ ..........................................          54,200          3,319,208
LECG Corp.^ ..............................................................         266,500          4,506,515
Resources Connection Inc.^ ...............................................         244,000          9,218,320
                                                                                                  -----------
                                                                                                   31,178,963
                                                                                                  -----------
Communications, Media & Entertainment 4.3%
Alliance Gaming Corp.*^ ..................................................         271,600          4,090,296
Citadel Broadcasting Corp.^ ..............................................         400,300          5,131,846
Entravision Communications Corp.*^ .......................................         341,200          2,596,532
Radio One Inc.^ ..........................................................         488,800          6,955,624
                                                                                                  -----------
                                                                                                   18,774,298
                                                                                                  -----------
Consumer Electronics 2.5%
Activision Inc.*^ ........................................................         216,900          3,008,403
Harman International Inc.^ ...............................................          72,800          7,844,200
                                                                                                  -----------
                                                                                                   10,852,603
                                                                                                  -----------
Consumer Services 2.7%
Aaron Rents Inc.^ ........................................................         166,250          3,617,600
Laureate Education, Inc.^ ................................................         166,600          6,200,852
SkillSoft plc ADR*^ ......................................................         261,500          1,749,435
                                                                                                  -----------
                                                                                                   11,567,887
                                                                                                  -----------
Leisure Time 0.6%
West Marine Inc.*^ .......................................................         115,600          2,471,528
                                                                                                  -----------
Retail 4.9%
Ann Taylor Stores Corp.* .................................................         153,100          3,582,540
Chico's, FAS Inc.*^ ......................................................          72,300          2,472,660
Cost Plus Inc.^ ..........................................................          89,100          3,152,358
Guitar Center Inc.*^ .....................................................          73,300          3,173,890
Linens 'n Things Inc.*^ ..................................................         120,100          2,782,717
Pacific Sunwear of California Inc.^ ......................................         187,400          3,944,770
Williams-Sonoma Inc.*^ ...................................................          57,700          2,166,635
                                                                                                  -----------
                                                                                                   21,275,570
                                                                                                  -----------
Total Consumer Discretionary .............................................                        133,128,803
                                                                                                  -----------
Financial Services 10.5%
Banks & Savings & Loan 4.3%
East West Bancorp Inc.^ ..................................................          89,400          3,002,946

Issuer                                                                             Shares            Value
-------------------------------------------------------------------------------------------------------------
South Financial Group Inc.^ ..............................................         120,900        $ 3,409,380
Southwest Bancorp of Texas Inc.^ .........................................         301,500          6,072,210
UCBH Holdings Inc.^ ......................................................         159,600          6,235,572
                                                                                                  -----------
                                                                                                   18,720,108
                                                                                                  -----------
Insurance 1.0%
Bristol West Holdings Inc.*^ .............................................         253,300          4,341,562
                                                                                                  -----------
Miscellaneous Financial 2.9%
CapitalSource Inc.*^ .....................................................         236,700          5,287,878
Collegiate Funding Services Inc.^ ........................................         277,900          3,490,424
Nelnet Inc.^ .............................................................         166,456          3,725,285
                                                                                                  -----------
                                                                                                   12,503,587
                                                                                                  -----------
Securities Brokerage & Services 2.3%
Affiliated Managers Group Inc.*^ .........................................         187,300         10,028,042
                                                                                                  -----------
Total Financial Services .................................................                         45,593,299
                                                                                                  -----------
Health Care 25.1%
Drugs & Biotechnology 6.3%
Abgenix Inc.^ ............................................................         299,500          2,953,070
Alkermes Inc.*^ ..........................................................         382,200          4,410,588
Dyax Corp.*^ .............................................................         310,200          2,369,928
ICOS Corp.*^ .............................................................         315,500          7,616,170
Invitrogen Corp.*^ .......................................................          54,900          3,018,951
Martek Biosciences Corp.*^ ...............................................          61,000          2,967,040
MGI PHARMA Inc.*^ ........................................................          74,200          1,980,398
Protein Design Laboratories, Inc.^ .......................................         104,100          2,038,278
                                                                                                  -----------
                                                                                                   27,354,423
                                                                                                  -----------
Health Care Facilities 6.4%
LCA-Vision Inc.^ .........................................................         148,200          3,822,078
LifePoint Hospitals Inc.^ ................................................         255,000          7,652,550
Psychiatric Solutions Inc.*^ .............................................         293,100          7,430,085
United Surgical Partners Int'l Inc.*^ ....................................         250,600          8,608,110
                                                                                                  -----------
                                                                                                   27,512,823
                                                                                                  -----------
Health Care Services 5.7%
Amedisys Inc.^ ...........................................................          91,700          2,746,415
AmSurg Corp.*^ ...........................................................         304,800          6,455,664
Cerner Corp.*^ ...........................................................          58,300          2,522,058
Community Health Systems Inc.*^ ..........................................         220,500          5,882,940
Covance Inc.*^ ...........................................................         125,100          5,000,247
Phase Forward Inc.^ ......................................................         258,610          2,136,118
                                                                                                  -----------
                                                                                                   24,743,442
                                                                                                  -----------
Hospital Supply 6.7%
Advanced Medical Optics Inc. .............................................         111,800          4,423,926
Animas Corp.^ ............................................................         191,000          3,075,100
Cooper Companies Inc. ....................................................          57,300          3,927,915
Cutera Inc.^ .............................................................         285,882          3,224,749
Cyberonics Inc.*^ ........................................................          95,200          1,947,792
INAMED Corp. .............................................................         120,500          5,744,235
Respironics Inc.*^ .......................................................          85,100          4,547,744
Wright Medical Group Inc.^ ...............................................          87,300          2,192,976
                                                                                                  -----------
                                                                                                   29,084,437
                                                                                                  -----------
Total Health Care ........................................................                        108,695,125
                                                                                                  -----------
Materials & Processing 1.3%
Building & Construction 1.3%
Trex Company Inc.*^ ......................................................         126,900          5,619,132
                                                                                                  -----------
Total Materials & Processing .............................................                          5,619,132
                                                                                                  -----------
Other 4.5%
Miscellaneous 4.5%
iShares Trust ............................................................         170,300         19,388,655
                                                                                                  -----------
Total Other ..............................................................                         19,388,655
                                                                                                  -----------

The notes are an integral part of the financial statements.

                                    State Street Research Emerging Growth Fund 7

Issuer                                                                               Shares          Value
-------------------------------------------------------------------------------------------------------------
Other Energy 5.2%
Miscellaneous Energy 2.1%
Arch Coal Inc.^ ..........................................................           130,300      $ 4,624,347
Consol Energy Inc.^ ......................................................           126,100        4,399,629
                                                                                                  -----------
                                                                                                    9,023,976
                                                                                                  -----------
Oil Well Equipment & Services 3.1%
Cal Dive International Inc.*^ ............................................            48,100        1,713,322
NewPark Resources Inc.*^ .................................................           715,100        4,290,600
Patterson-UTI Energy Inc.*^ ..............................................           155,740        2,969,962
Pride International Inc. .................................................           235,800        4,666,482
                                                                                                  -----------
                                                                                                   13,640,366
                                                                                                  -----------
Total Other Energy .......................................................                         22,664,342
                                                                                                  -----------
Producer Durables 7.6%
Industrial Products 1.1%
ESCO Technologies Inc.*^ .................................................            70,800        4,797,408
                                                                                                  -----------
Machinery 0.6%
Helix Technology Corp.^ ..................................................           195,805        2,661,969
                                                                                                  -----------
Production Technology Equipment 2.0%
ATMI Inc.*^ ..............................................................           138,900        2,844,672
Cymer Inc.*^ .............................................................            92,100        2,639,586
LAM Research Corp.*^ .....................................................            57,500        1,258,100
Mattson Technology Inc.* ^ ...............................................           256,700        1,974,023
                                                                                                  -----------
                                                                                                    8,716,381
                                                                                                  -----------
Telecommunications Equipment 3.9%
American Tower Corp.^ ....................................................           616,900        9,469,415
Polycom Inc.*^ ...........................................................           369,500        7,323,490
                                                                                                  -----------
                                                                                                   16,792,905
                                                                                                  -----------
Total Producer Durables ..................................................                         32,968,663
                                                                                                  -----------
Technology 13.2%
Communications Technology 1.2%
Anaren Microwave Inc.*^ ..................................................           241,400        3,249,244
Avocent Corp.*^ ..........................................................            76,200        1,983,486
                                                                                                  -----------
                                                                                                    5,232,730
                                                                                                  -----------
Computer Software 5.5%
Anteon International Corp.^ ..............................................           165,729        6,073,968
Caci International Inc.^ .................................................            82,005        4,328,224
eCollege Inc.*++^ ........................................................           115,000        1,109,750
eCollege Inc.* ...........................................................           179,607        1,733,208
Epicor Software Corp.*^ ..................................................           195,300        2,349,459
Hyperion Solutions Corp.^ ................................................            45,800        1,556,742
Jupitermedia Corp.^ ......................................................           169,111        3,010,176
Opsware Inc.*^ ...........................................................            50,991          286,059
Quest Software Inc.*^ ....................................................           159,000        1,768,080
Sybase Inc.* .............................................................           104,300        1,438,297
                                                                                                  -----------
                                                                                                   23,653,963
                                                                                                  -----------
Computer Technology 2.0%
Emulex Corp.*^ ...........................................................           259,300        2,987,136
Mobility Electronics Inc.*^ ..............................................           285,200        2,350,048
Nvidia Inc.*^ ............................................................           229,100        3,326,532
                                                                                                  -----------
                                                                                                    8,663,716
                                                                                                  -----------
Electronics 1.2%
Aeroflex Inc.*^ ..........................................................           265,600        2,807,392
Power Integrations Inc.*^ ................................................           111,900        2,286,117
                                                                                                  -----------
                                                                                                    5,093,509
                                                                                                  -----------

Issuer                                                                              Shares           Value
-------------------------------------------------------------------------------------------------------------
Electronics: Semiconductors/Components 3.3%
Cree Inc.*^ ..............................................................           118,900      $ 3,630,017
Genesis Microchip Inc.*^ .................................................            81,300        1,097,550
Micrel Inc.*^ ............................................................           148,700        1,547,967
Microsemi Corp.*^ ........................................................           205,100        2,891,910
O2Micro International Ltd.* ..............................................           215,800        2,317,692
Silicon Laboratories Inc.^ ...............................................            90,400        2,991,336
                                                                                                  -----------
                                                                                                   14,476,472
                                                                                                  -----------
Total Technology .........................................................                         57,120,390
                                                                                                  -----------
Utilities 1.3%
Telecommunications 1.3%
Western Wireless Corp.*^ .................................................           214,600        5,517,366
                                                                                                  -----------
Total Utilities ..........................................................                          5,517,366
                                                                                                  -----------
Total Common Stocks (Cost $414,752,255) ..................................                        430,695,775
                                                                                                  -----------
Short-Term Investments 25.4%
State Street Navigator Securities Lending
 Prime Portfolio .........................................................       110,134,986      110,134,986
                                                                                                  -----------

                                                                    Maturity     Amount of

Coupon Rate                                                           Date       Principal
-------------------------------------------------------------------------------------------------------------
Commercial Paper 5.6%.
General Electric Capital
  Corp., 1.74% ..................................................   10/4/2004    $ 3,088,000        3,087,552
UBS Finance Inc., 1.76%..........................................   10/1/2004      1,891,000        1,891,000
UBS Finance Inc., 1.88%..........................................   10/1/2004      9,000,000        9,000,000
UBS Finance Inc., 1.76%..........................................   10/5/2004     10,449,000       10,446,957
                                                                                                  -----------
Total Commercial Paper (cost $24,425,509) .......................                                  24,425,509
                                                                                                  -----------

                                                                                      % of
                                                                                   Net Assets
                                                                                   ----------
Summary of Portfolio Assets

Investments (Cost $549,312,750)..................................                     130.4%    $ 565,256,270
Cash and Other Assets, Less Liabilities .........................                     (30.4%)    (131,790,135)
                                                                                      -----     -------------
Net Assets ......................................................                     100.0%    $ 433,466,135
                                                                                      =====     =============

KEY TO SYMBOLS

* Denotes a security which has not paid a dividend during the last year.

++ Security restricted as to public sale. As of report date, the fund had 0.41% of net assets in restricted securities.

^ A portion or all of the security was held on loan. At September 30, 2004, the value of securities loaned was $107,484,977.

ADR  Stands for American Depositary Receipt.

Federal Income Tax Information

At September 30, 2004, the net unrealized appreciation of investments based on cost for federal income tax purposes of $556,612,693 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of value over
tax cost                                                                                         $ 29,723,353

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost
over value                                                                                        (21,079,776)
                                                                                                 ------------
                                                                                                 $  8,643,577
                                                                                                 ============

8 The notes are an integral part of the financial statements.

-------------
FINANCIAL
-------------
       Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 2004


Assets
Investments, at value (cost $549,312,750) (Note 1) ...........   $565,256,270
Cash .........................................................          1,971
Receivable for securities sold ...............................     12,429,767
Receivable for fund shares sold ..............................      3,979,779
Receivable from distributor ..................................        220,759
Dividends receivable .........................................          8,390
Other assets .................................................         84,912
                                                                 ------------
                                                                  581,981,848
                                                                 ------------
Liabilities
Payable for collateral received on securities loaned .........    110,134,986
Payable for securities purchased .............................     37,015,566
Payable for fund shares redeemed .............................        704,700
Accrued management fee .......................................        265,607
Accrued transfer agent and shareholder services ..............        194,383
Accrued distribution and service fees ........................        113,189
Accrued administration fee ...................................         11,743
Accrued trustees' fees .......................................          9,766
Other accrued expenses .......................................         65,773
                                                                 ------------
                                                                  148,515,713
                                                                 ------------

Net Assets ...................................................   $433,466,135
                                                                 ============
Net Assets consist of:
Unrealized appreciation of investments .......................   $ 15,943,520
Accumulated net realized loss ................................    (35,164,325)
Paid-in capital ..............................................    452,686,940
                                                                 ------------
                                                                 $433,466,135
                                                                 ============

                   Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

 Class      Net Assets      [divided by]  Number of Shares     =        NAV
  A        $268,064,695                      22,415,165                $11.96*
  B(1)     $ 24,880,335                       2,294,326                $10.84**
  B        $ 16,917,143                       1,543,330                $10.96**
  C        $ 29,626,940                       2,726,164                $10.87**
  R        $  6,456,855                         541,974                $11.91
  S        $ 87,520,167                       7,008,894                $12.49

*  Maximum offering price per share = $12.69 ($11.96 [divided by] 0.9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.

Statement of Operations
--------------------------------------------------------------------------------
For the year ended September 30, 2004

Investment Income
Dividends (Note 1) ...........................................   $    721,081
Interest (Note 1) ............................................        160,430
Securities lending income (Note 1) ...........................        137,821
                                                                 ------------
                                                                    1,019,332
                                                                 ------------
Expenses
Management fee (Note 2) ......................................      2,550,085
Transfer agent and shareholder services (Note 2) .............      1,045,395
Distribution and service fees - Class A (Note 5) .............        666,668
Distribution and service fees - Class B(1) (Note 5) ..........        260,001
Distribution and service fees - Class B (Note 5) .............         31,730
Distribution and service fees - Class C (Note 5) .............        250,142
Distribution and service fees - Class R (Note 5) .............         12,070
Custodian fee ................................................        435,068
Administration fee (Note 2) ..................................        108,379
Registration fees ............................................         52,416
Audit fee ....................................................         29,145
Trustees' fees (Note 2) ......................................         24,907
Reports to shareholders ......................................         14,381
Legal fees ...................................................         15,690
Miscellaneous ................................................          3,270
                                                                 ------------
                                                                       5,499,347

Expenses borne by the distributor (Note 3) ...................       (502,887)
Fees paid indirectly (Note 2) ................................        (61,468)
                                                                 ------------
                                                                    4,934,992
                                                                 ------------
Net investment loss ..........................................     (3,915,660)
                                                                 ------------
Realized and Unrealized Gain (Loss) on Investments
Net increase from payment by affiliate (Note 2) ..............        200,956
Net realized loss on investments (Notes 1 and 4) .............    (16,219,909)
Change in unrealized depreciation of investments .............    (10,056,987)
                                                                 ------------
Net loss on investments ......................................    (26,075,940)
                                                                 ------------
Net decrease in net assets resulting from operations .........   $(29,991,600)
                                                                 ============

The notes are an integral part of the financial statements.

                                   State Street Research Emerging Growth Fund  9

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       Years ended
                                                      September 30
                                              ------------------------------
                                                  2004              2003
                                              ------------------------------
Increase (Decrease) In Net Assets
Operations:
Net investment loss .......................   $ (3,915,660)     $ (1,529,802)
Net increase from payment by affiliate.....        200,956                --
Net realized gain (loss) on
   investments ............................    (16,219,909)        2,300,598
Change in unrealized appreciation
   (depreciation) of investments ..........    (10,056,987)       31,784,757
                                              ------------------------------
Net increase (decrease) resulting
   from operations ........................    (29,991,600)       32,555,553
                                              ------------------------------
Net increase from fund share
   transactions (Note 7) ..................    282,999,700        58,870,609
                                              ------------------------------
Total increase in net assets ..............    253,008,100        91,426,162

Net Assets
Beginning of year .........................    180,458,035        89,031,873
                                              ------------------------------
End of year ...............................   $433,466,135      $180,458,035
                                              ==============================

Notes to Financial Statements
--------------------------------------------------------------------------------
September 30, 2004

Note 1

State Street Research Emerging Growth Fund is a series of State Street Research Capital Trust (the "Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The investment objective of the fund is to provide growth of capital. In seeking to achieve its investment objective, the fund invests at least 65% of its total assets in emerging growth companies, with an emphasis on small-cap companies.

The fund offers six classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees equal to 1.00% of average daily net assets and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. From October 1, 2003, to March 18, 2004, Class B shares paid annual service and distribution fees of 1.00%. Effective March 19, 2004, the annual service and distribution fees paid by Class B shares were voluntarily reduced to 0.00%. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees equal to 1.00% of average daily net assets. Class R shares are offered to retirement plans participating in certain platforms sponsored by broker-dealers which may involve multiple fund families. Class R shares pay a service and distribution fee of 0.50%. No sales charge is imposed at the time of purchase or redemption of Class R shares. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment management subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne prorata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. Income, expenses (other than service and distribution fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. In the event that the market quotations for a portfolio instrument are not deemed to be readily available, the Investment Adviser's Valuation Committee determines the fair value for such portfolio instrument. The fair value of any such portfolio instruments are determined based upon a consideration of all available facts and information. The fair valuation of a restricted

10 The notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

portfolio instrument reflects the inherent worth of the portfolio instrument, without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature. The Investment Adviser and the Custodian also monitor domestic and foreign markets and news information for any developing events that may have an impact on the valuation of portfolio instruments. Such monitoring includes general market news and financial market information sources currently utilized in making investment decisions, trading and investment personnel located abroad, foreign regional brokers, and/or foreign custodians. The value assigned to these securities is based upon available information at the time, and does not necessarily represent the amount which might ultimately be realized upon sale.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. The difference is primarily due to differing treatments for wash sale deferrals.

E. Federal Income Taxes

No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

At September 30, 2004, the fund had a capital loss carryforward of $8,855,140 available, to the extent provided in regulations, to offset future capital gains, if any, of which, $8,701,249, and $153,891 expire on September 30, 2010 and 2011, respectively.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2002, through September 30, 2003, the fund incurred net capital losses of $1,297,187 and has deferred and treated such losses as arising in the fiscal year ended September 30, 2004. From November 1, 2003, through September 30, 2004, the fund incurred net capital losses of $19,009,241 and intends to defer and treat such losses as arising in the fiscal year ended September 30, 2005.

To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to net operating losses not utilized. At September 30, 2004, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales capital loss carryforwards and post-October losses. At September 30, 2004, the tax basis distributable earnings were $0 in undistributed ordinary income, $0 in undistributed short-term capital gains and $0 in undistributed long-term gains.

F. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G. Securities Lending

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At September 30, 2004, the value of the securities loaned and the value of collateral were $107,484,977 and $110,134,986 (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio), respectively. The collateral was marked to market the next business day and made equal to at least 100% of the current market value of the loaned securities and accrued interest. During the year ended September 30, 2004, income from securities lending amounted to $137,821.

Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the fund's average net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended September 30, 2004, the fees pursuant to such agreement amounted to $2,550,085.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended September 30, 2004, the amount of such expenses allocated to the fund was $607,693.

The fund has entered into an arrangement with its custodian whereby credits realized as a result of directed brokerage commissions were used to reduce a portion of the fund's expenses. During the year ended September 30, 2004, the fund's custodian fees were reduced by $61,468 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $24,907 during the year ended September 30, 2004.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended September 30, 2004, the amount of such expenses was $108,379.

On February 19, 2004, the Distributor entered into an agreement with the NASD resolving all outstanding issues relating to an investigation by the NASD of the Distributor's e-mail retention practices and supervision of trading activity in shares of the State Street Research funds. The Distributor, without admitting or denying the allegations or the findings set forth in the agreement, and solely for the purpose of the settlement, agreed to the entry of certain findings by the NASD relating to the Distributor's compliance with document retention requirements and the Distributor's supervision of and enforcement of shareholder exchange limitations set forth in the funds' prospectuses. The agreement contains no allegations or findings of fraudulent conduct by the Distributor. As part of this agreement, the Distributor made a payment to the fund to compensate the fund for losses relating to the exchange of fund shares beyond the annual limit set forth in the fund's prospectus. The payment was allocated among the fund's share classes as follows: $143,922 to Class A, $17,116 to Class B(1), $13,661 to Class B, $16,147 to Class C, and $10,110 to Class S. These amounts are shown in the total amount of $200,956 as "Net increase from payment by affiliate" in the Statement of Operations.

                                   State Street Research Emerging Growth Fund 11

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the fund. During the year ended September 30, 2004, the amount of such expenses assumed by the Distributor and its affiliates was $502,887.

Note 4

For the year ended September 30, 2004, purchases and sales of securities, exclusive of short-term obligations, aggregated $962,758,623, and $682,502,599, respectively.

Note 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B, Class C and Class R shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares and 0.25% of average net assets for Class R shares. From October 1, 2003, to March 18, 2004, Class B shares paid annual service and distribution fees of 1.00%. Effective March 19, 2004, the annual service and distribution fees paid by Class B shares were voluntarily reduced to 0.00%. The fund expects this waiver to continue, although there is no guarantee that it will. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended September 30, 2004, fees pursuant to such plans amounted to $666,668, $260,001, $31,730, $250,142 and $12,070 for Class A,
Class B(1), Class B, Class C and Class R shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund.

As of September 30, 2004, there were $2,734,916, $6,138 and $1,512,555 for Class
A, B and Class C shares, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) and R shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of MetLife, earned initial sales charges aggregating $428,159 and $451,555 on sales of Class A shares of the fund during the year ended September 30, 2004, and that MetLife Securities, Inc. earned commissions aggregating $542,639 and $4,955 on sales of Class B(1) and Class C shares, and the Distributor collected contingent deferred sales charges aggregating $48,364, $40 and $3,662 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

Note 6

MetLife announced that it has entered into an agreement to sell the Adviser as part of a larger transaction to sell MetLife's asset management business to BlackRock, Inc. ("BlackRock"). The acquisition by BlackRock of MetLife's asset management business is expected to occur in the first quarter of 2005. At the time of closing, the advisory agreement between the fund and the Adviser and the distribution agreement between the fund and the Distributor will be terminated. BlackRock Advisors, Inc. and BlackRock Distributors, Inc., wholly owned subsidiaries of BlackRock, will serve as investment adviser and distributor, respectively.

A Special Meeting of Shareholders of the fund has been tentatively scheduled for December 2004. At this meeting, shareholders of the fund will be asked to consider and approve a plan of reorganization between the fund and the BlackRock Emerging Growth Portfolio, a newly created series of the BlackRock Funds. If the proposed reorganization is approved by shareholders of the fund, the BlackRock Emerging Growth Portfolio would acquire substantially all of the assets and liabilities of the fund. In exchange, shareholders of the fund would receive shares of the BlackRock Emerging Growth Portfolio with an aggregate value equivalent to the aggregate net asset value of their fund shares at the time of the transaction. If the proposed reorganization is not approved by shareholders of the fund, the Board of Trustees will need to consider other alternatives relating to the management and operations of the fund, including without limitations, seeking an alternative investment adviser for the fund or seeking shareholder approval to liquidate the fund.*

* The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any fund, nor is it a solicitation of any proxy.

Note 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share. At September 30, 2004, the Adviser held 11,338 Class R shares.

These transactions break down by share class as follows:

                                           Years ended September 30
                          ------------------------------------------------------------
                                     2004                            2003
                          ------------------------------------------------------------
Class A                      Shares          Amount          Shares          Amount
--------------------------------------------------------------------------------------
Shares sold                19,295,735    $ 258,636,959     12,559,523    $ 126,927,170
Shares redeemed            (6,992,964)     (89,912,786)    (7,197,443)     (69,515,792)
                          -----------    -------------    -----------    -------------
Net increase               12,302,771    $ 168,724,173      5,362,080    $  57,411,378
                          ===========    =============    ===========    =============

Class B(1)                   Shares          Amount          Shares          Amount
--------------------------------------------------------------------------------------
Shares sold                   841,240    $  10,286,273        683,689    $   6,402,427
Shares redeemed              (411,875)      (4,915,125)      (473,546)      (4,009,539)
                          -----------    -------------    -----------    -------------
Net increase                  429,365    $   5,371,148        210,143    $   2,392,888
                          ===========    =============    ===========    =============

Class B                      Shares          Amount          Shares          Amount
--------------------------------------------------------------------------------------
Shares sold                    45,715    $     560,588         93,323    $     904,460
Shares redeemed              (536,425)      (6,494,729)      (848,937)      (7,249,730)
                          -----------    -------------    -----------    -------------
Net decrease                 (490,710)   $  (5,934,141)      (755,614)   $  (6,345,270)
                          ===========    =============    ===========    =============

Class C                      Shares          Amount          Shares          Amount
--------------------------------------------------------------------------------------
Shares sold                 1,796,388    $  21,845,563        761,479    $   7,223,469
Shares redeemed              (342,131)      (4,015,411)      (209,540)      (1,831,112)
                          -----------    -------------    -----------    -------------
Net increase                1,454,257    $  17,830,152        551,939    $   5,392,357
                          ===========    =============    ===========    =============

Class R                      Shares          Amount          Shares          Amount
--------------------------------------------------------------------------------------
Shares sold                   611,851    $   7,909,349         11,346    $     100,075
Shares redeemed               (81,223)      (1,016,529)            --               --
                          -----------    -------------    -----------    -------------
Net increase                  530,628    $   6,892,820         11,346    $     100,075
                          ===========    =============    ===========    =============

Class S                      Shares          Amount          Shares          Amount
--------------------------------------------------------------------------------------
Shares sold                 6,902,293    $  97,401,258        497,551    $   5,435,719
Shares redeemed              (538,478)      (7,285,710)      (520,322)      (5,516,538)
                          -----------    -------------    -----------    -------------
Net increase (decrease)     6,363,815    $  90,115,548        (22,771)   $     (80,819)
                          ===========    =============    ===========    =============

                                   State Street Research Emerging Growth Fund 13

------------
FINANCIAL

------------
       Highlights

For a share outstanding throughout each each year:

                                                                                 Class A - Years Ended September 30
                                                                 -------------------------------------------------------------------
                                                                 2004(a)(f)      2003(a)     2002(a)(g)    2001(a)(g)    2000(a)(g)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                11.63          8.73          9.27         16.08         11.01
                                                                 ----------    ----------    ----------    ----------    ----------
Net investment loss ($)*                                              (0.14)        (0.11)        (0.09)        (0.08)        (0.14)
Net realized and unrealized gain (loss) on investments ($)             0.47          3.01         (0.45)        (4.45)         5.21
                                                                 ----------    ----------    ----------    ----------    ----------
Total from investment operations ($)                                   0.33          2.90         (0.54)        (4.53)         5.07
                                                                 ----------    ----------    ----------    ----------    ----------
Distributions from capital gains ($)                                                   --            --         (2.28)           --
                                                                 ----------    ----------    ----------    ----------    ----------
Total distributions ($)                                                  --            --            --         (2.28)           --
                                                                 ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ($)                                      11.96         11.63          8.73          9.27         16.08
                                                                 ==========    ==========    ==========    ==========    ==========
Total return (%)(b)                                                    2.84         33.22         (5.93)       (30.22)        46.05

Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                             268,065       117,571        41,474        39,522        53,600
Expense ratio (%)*                                                     1.41          1.40          1.42          1.44          1.38
Expense ratio after expense reductions (%)*                            1.39          1.40          1.40          1.40          1.37
Ratio of net investment loss to average net assets (%)*               (1.09)        (1.10)        (0.90)        (0.69)        (0.90)
Portfolio turnover rate (%)                                          208.00        166.71        167.69        281.64        218.99
*Reflects voluntary reduction of expenses of these amounts (%)         0.15          0.38          0.56          0.63          0.22

                                                                               Class B(1) - Years Ended September 30
                                                                 -------------------------------------------------------------------
                                                                 2004(a)(f)      2003(a)     2002(a)(g)    2001(a)(g)    2000(a)(g)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                10.62          8.03          8.60         15.17         10.46
                                                                 ----------    ----------    ----------    ----------    ----------
Net investment loss ($)*                                              (0.21)        (0.16)        (0.15)        (0.15)        (0.24)
Net realized and unrealized gain (loss) on investments ($)             0.43          2.75         (0.42)        (4.14)         4.95
                                                                 ----------    ----------    ----------    ----------    ----------
Total from investment operations ($)                                   0.22          2.59         (0.57)        (4.29)         4.71
                                                                 ----------    ----------    ----------    ----------    ----------
Distributions from capital gains ($)                                     --            --            --         (2.28)           --
                                                                 ----------    ----------    ----------    ----------    ----------
Total distributions ($)                                                  --            --            --         (2.28)           --
                                                                 ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ($)                                      10.84         10.62          8.03          8.60         15.17
                                                                 ==========    ==========    ==========    ==========    ==========
Total return (%)(b)                                                    2.17         32.25         (6.63)       (30.48)        45.03

Ratios/Supplemental Data:                                                                                                        --
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                              24,880        19,797        13,288        12,749        16,554
Expense ratio (%)*                                                     2.11          2.10          2.12          2.14          2.11
Expense ratio after expense reductions (%)*                            2.09          2.10          2.10          2.10          2.10
Ratio of net investment loss to average net assets (%)*               (1.79)        (1.78)        (1.60)        (1.39)        (1.59)
Portfolio turnover rate (%)                                          208.00        166.71        167.69        281.84        218.99
*Reflects voluntary reduction of expenses of these amounts (%)         0.14          0.44          0.56          0.63          0.22

                                                                                 Class B - Years Ended September 30
                                                                 -------------------------------------------------------------------
                                                                 2004(a)(f)      2003(a)     2002(a)(g)    2001(a)(g)    2000(a)(g)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                10.63          8.04          8.60         15.16         10.46
                                                                 ----------    ----------    ----------    ----------    ----------
Net investment loss ($)*                                              (0.11)        (0.16)        (0.16)        (0.15)        (0.24)
Net realized and unrealized gain (loss) on investments ($)             0.44          2.75         (0.40)        (4.13)         4.94
                                                                 ----------    ----------    ----------    ----------    ----------
Total from investment operations ($)                                   0.33          2.59         (0.56)        (4.28)         4.70
                                                                 ----------    ----------    ----------    ----------    ----------
Distributions from capital gains ($)                                     --            --            --         (2.28)           --
                                                                 ----------    ----------    ----------    ----------    ----------
Total distributions ($)                                                  --            --            --         (2.28)           --
                                                                 ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ($)                                      10.96         10.63          8.04          8.60         15.16
                                                                 ==========    ==========    ==========    ==========    ==========
Total return (%)(b)                                                    3.10         32.21         (6.51)       (30.42)        44.93

Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                              16,917        21,816        22,422        36,531        65,496
Expense ratio (%)*                                                     1.26          2.10          2.12          2.14          2.11
Expense ratio after expense reductions (%)*                            1.24          2.10          2.10          2.10          2.10
Ratio of net investment loss to average net assets (%)*               (0.94)        (1.77)        (1.61)        (1.39)        (1.64)
Portfolio turnover rate (%)                                          208.00        166.71        167.69        218.64        218.99
*Reflects voluntary reduction of expenses of these amounts (%)         0.14          0.47          0.58          0.63          0.22

                                                                                 Class C - Years Ended September 30
                                                                 -------------------------------------------------------------------
                                                                 2004(a)(f)      2003(a)     2002(a)(g)    2001(a)(g)    2000(a)(g)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                10.64          8.05          8.61         15.17         10.46
                                                                 ----------    ----------    ----------    ----------    ----------
Net investment loss ($)*                                              (0.21)        (0.16)        (0.15)        (0.15)        (0.24)
Net realized and unrealized gain (loss) on investments ($)             0.44          2.75         (0.41)        (4.13)         4.95
                                                                 ----------    ----------    ----------    ----------    ----------
Total from investment operations ($)                                   0.23          2.59         (0.56)        (4.28)         4.71
                                                                 ----------    ----------    ----------    ----------    ----------
Distributions from capital gains ($)                                     --            --            --         (2.28)           --
                                                                 ----------    ----------    ----------    ----------    ----------
Total distributions ($)                                                  --            --            --         (2.28)           --
                                                                 ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ($)                                      10.87         10.64          8.05          8.61         15.17
                                                                 ==========    ==========    ==========    ==========    ==========
Total return (%)(b)                                                    2.16         32.17         (6.50)       (30.40)        45.03
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                              29,627        13,530         5,794         5,332         9,082
Expense ratio (%)*                                                     2.11          2.10          2.12          2.14          2.11
Expense ratio after expense reductions (%)*                            2.09          2.10          2.10          2.10          2.10
Ratio of net investment loss to average net assets (%)*               (1.79)        (1.79)        (1.60)        (1.39)        (1.63)
Portfolio turnover rate (%)                                          208.00        166.71        167.69        281.64        218.99
*Reflects voluntary reduction of expenses of these amounts (%)         0.15          0.41          0.56          0.63          0.22

                                                                          Class R

                                                                 ------------------------
                                                                 2004(a)(f)    2003(a)(e)
-----------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                11.61          8.82
                                                                 ----------    ----------
Net investment loss ($)*                                              (0.16)        (0.07)
Net realized and unrealized gain on investments ($)                    0.46          2.86
                                                                 ----------    ----------
Total from investment operations ($)                                   0.30          2.79
                                                                 ----------    ----------
Net asset value, end of year ($)                                      11.91         11.61
                                                                 ==========    ==========
Total return (%)(b)                                                    2.58          1.63(c)

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                               6,457           132
Expense ratio (%)*                                                     1.61          1.60(d)
Expense ratio after expense reductions (%)*                            1.59          1.60(d)
Ratio of net investment loss to average net assets (%)*               (1.30)        (1.34)(d)
Portfolio turnover rate (%)                                          208.00        166.71
*Reflects voluntary reduction of expenses of these amounts (%)         0.16          0.24(d)

                                                                                 Class S - Years Ended September 30
                                                                 -------------------------------------------------------------------
                                                                 2004(a)(f)      2003(a)     2002(a)(g)    2001(a)(g)    2000(a)(g)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                12.11          9.06          9.62         16.48         11.26
                                                                 ----------    ----------    ----------    ----------    ----------
Net investment loss ($)*                                              (0.10)        (0.08)        (0.06)        (0.04)        (0.10)
Net realized and unrealized gain (loss) on investments ($)             0.48          3.13         (0.50)        (4.54)         5.32
                                                                 ----------    ----------    ----------    ----------    ----------
Total from investment operations ($)                                   0.38          3.05         (0.56)        (4.58)         5.22
                                                                 ----------    ----------    ----------    ----------    ----------
Distributions from capital gains ($)                                     --            --            --         (2.28)           --
                                                                 ----------    ----------    ----------    ----------    ----------
Total distributions ($)                                                  --            --            --         (2.28)           --
                                                                 ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ($)                                      12.49         12.11          9.06          9.62         16.48
                                                                 ==========    ==========    ==========    ==========    ==========
Total return (%)(b)                                                    3.14         33.66         (5.82)        29.73         46.36

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                              87,520         7,809         6,054         5,810         8,744
Expense ratio (%)*                                                     1.11          1.10          1.12          1.14          1.11
Expense ratio after expense reductions (%)*                            1.09          1.10          1.10          1.10          1.10
Ratio of net investment loss to average net assets (%)*               (0.80)        (0.78)        (0.60)        (0.39)        (0.64)
Portfolio turnover rate (%)                                          208.00        166.71        167.69        281.64        218.99
*Reflects voluntary reduction of expenses of these amounts (%)         0.17          0.45          0.57          0.63          0.22

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.
(c) Not annualized
(d) Annualized
(e) April 3, 2003 (commencement of share class) to September 30, 2003 (f) During the year ended September 30, 2004, the distributor made restitution payments to the fund as part of a settlement with NASD. These payments increased net realized and unrealized gain on investments per share by $0.01, and increased total return by 0.09%.
(g) Audited by other auditors


                                   State Street Research Emerging Growth Fund 15

-------------
REPORT OF
-------------
     Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of State Street Research Emerging Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of State Street Research Emerging Growth Fund (the "Fund"), a series of State Street Research Capital Trust, as of September 30, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended September 30, 2002, were audited by other auditors whose report dated November 8, 2002, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2004, the results of its operations for the year then ended and the changes in its net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

November 19, 2004

--------------------------
TRUSTEES AND OFFICERS
--------------------------
             State Street Research Capital Trust

                                                                                                   Number
                                                                                                  of Funds
                                                                                                   in Fund
                                                                                                   Complex
Name,                 Position(s)  Term of Office                                                 Overseen             Other
Address                Held with   and Length of              Principal Occupations              by Trustee/    Directorships Held
and Age(a)               Fund      Time Served(b)              During Past 5 Years               Officer(c)     by Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Bruce R. Bond          Trustee         Since       Retired; formerly Chairman of the Board,          19       Avaya, Inc.
(58)                                   1999        Chief Executive Officer and President,
                                                   PictureTel Corporation (video conferencing
                                                   systems)

Peter S. Drotch        Trustee         Since       Retired; formerly Partner,                        19       First Marblehead Corp.
(62)                                   2004        PricewaterhouseCoopers LLP

Steve A. Garban        Trustee         Since       Retired; formerly Senior Vice President for       53       Metropolitan Series
(67)                                   1997        Finance and Operations and Treasurer, The                  Fund, Inc. and
                                                   Pennsylvania State University                              Metropolitan Series
                                                                                                              Fund II

Susan M. Phillips      Trustee         Since       Dean, School of Business and Public               19       The Kroger Co.
(59)                                   1998        Management, George Washington University;
                                                   formerly a member of the Board of Governors
                                                   of the Federal Reserve System; and Chairman
                                                   and Commissioner of the Commodity Futures
                                                   Trading Commission

Toby Rosenblatt        Trustee         Since       President, Founders Investments Ltd.              53       A.P. Pharma, Inc.;
(66)                                   1995        (investments); formerly President, The Glen                Metropolitan Series
                                                   Ellen Company (private investment firm)                    Fund, Inc.; and
                                                                                                              Metropolitan Series
                                                                                                              Fund II

Michael S.             Trustee         Since       Jay W. Forrester Professor of Management          53       Metropolitan Series
Scott Morton (67)                      1987        (Emeritus), Sloan School of Management,                    Fund, Inc. and
                                                   Massachusetts Institute of Technology                      Metropolitan Series
                                                                                                              Fund II
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Richard S. Davis(+)    Trustee         Since       Chairman of the Board, President and Chief        19       None
(59)                                   2000        Executive Officer of State Street Research &
                                                   Management Company; formerly Senior Vice
                                                   President, Fixed Income Investments,
                                                   Metropolitan Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Officers

C. Kim Goodwin         Vice            Since       Managing Director and Chief Investment            18       Akamai Technologies,
(45)                   President       2002        Officer - Equities of State Street Research                Inc.
                                                   & Management Company; formerly Chief
                                                   Investment Officer - U.S. Growth Equities,
                                                   American Century

Paul Haagensen         Vice            Since       Senior Vice President of State Street             3        None
(58)                   President       2003        Research & Management Company; formerly
                                                   Portfolio Manager and senior analyst at
                                                   Putnam Investments

Eileen M. Leary        Vice            Since       Senior Vice President of State Street             3        None
(42)                   President       2002        Research & Management Company; formerly Vice
                                                   President, State Street Research &
                                                   Management Company

John S. Lombardo       Vice            Since       Managing Director, Chief Financial Officer        19       None
(49)                   President       2001        and Director of State Street Research &
                                                   Management Company; formerly Executive Vice
                                                   President, State Street Research &
                                                   Management Company; and Senior Vice
                                                   President, Product and Financial Management,
                                                   MetLife Auto & Home

Andrew Morey           Vice            Since       Senior Vice President of State Street             3        None
(35)                   President       2003        Research & Management Company; formerly Vice
                                                   President, State Street Research &
                                                   Management Company

Tucker Walsh           Vice            Since       Managing Director of State Street Research &      3        None
(35)                   President       1999        Management Company; formerly Vice President
                                                   and Analyst, State Street Research &
                                                   Management Company

Douglas A. Romich      Treasurer       Since       Senior Vice President and Treasurer of State      19       None
(47)                                   2001        Street Research & Management Company;
                                                   formerly Vice President and Assistant
                                                   Treasurer, State Street Research &
                                                   Management Company

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II. The primary adviser to Metropolitan Series Fund, Inc., and Metropolitan Series Fund II is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(+) Mr. Davis is an "interested person" of the Trust under the Investment
    Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

                                   State Street Research Emerging Growth Fund 17

[LOGO] STATE STREET RESEARCH                                      --------------
       One Financial Center                                          PRSRT STD
       Boston, MA 02111-2690                                       U.S. POSTAGE
                                                                            PAID
                                                                       PERMIT #6

                                                                    HUDSON, MA
                                                                  --------------

New accounts, mutual fund purchases,
exchanges and account information

Internet   www.ssrfunds.com

E-mail     info@ssrfunds.com

Phone 1-87-SSR-FUNDS (1-877-773-8637), toll-free, 7 days a week, 24 hours a day Hearing-impaired: 1-800-676-7876 Chinese- and Spanish-speaking:
           1-888-638-3193

Fax 1-617-737-9722 (request confirmation number first from the Service Center by calling 1-877-773-8637)

Mail       State Street Research Service Center
           P.O. Box 8408, Boston, MA 02266-8408

Did You Know?

State Street Research offers electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the Web at
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Did you know that you can give a State Street Research mutual fund as a gift?
Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.

Investors should carefully consider the fund's investment objective, risks, charges and expenses before investing. The fund's prospectus contains more complete information on these and other matters. A prospectus for any State Street Research fund is available through your financial professional, by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637) or by visiting our website at www.ssrfunds.com. Please read the prospectus carefully before investing.

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topics, tune in to a State Street Research webcast by visiting our website at
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For a list of our funds, visit our website at www.ssrfunds.com under Research
Our Funds.

                                    [GRAPHIC]

                                for Excellence in
                           Shareholder Communications

                                    [GRAPHIC]

                            for Excellence in Service

This report must be accompanied or preceded by a current prospectus. When used as sales material after December 31, 2004, this report must be accompanied by a current Quarterly Performance Update.

"State Street Research Proxy Voting policies and procedures" -- which describes how we vote proxies relating to portfolio securities -- is available upon request free of charge by calling the State Street Research Center toll free at 1-87-SSR-FUNDS (1-877-773-8637) or by accessing the U.S. Security Exchange Commission website at www.sec.gov.

The DALBAR awards recognize quality shareholder service and quality shareholder communications, and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

Member NASD, SIPC

(C)2004 State Street Research Investment Services, Inc.
One Financial Center
Boston, MA 02111-2690
www.ssrfunds.com
CONTROL NUMBER:(exp1105)SSR-LD                                      EM-2656-1104

                                                    [LOGO] STATE STREET RESEARCH

[GRAPHIC]

Aurora Fund

September 30, 2004

                                                   Annual Report to Shareholders

Table of Contents

 3 Performance Discussion

 6 About Your Fund Expenses

 7 Portfolio Holdings

11 Financial Statements

15 Financial Highlights

17 Independent Auditors'
   Report

18 Trustees and Officers

FROM THE CHAIRMAN
        State Street Research

The pace of U.S. economic growth was robust over the past 12 months as the economy advanced on all fronts. Gross domestic product (GDP) growth, a common measure of economic growth, averaged just short of 4.0% for the period, solidly above the economy's long-term trend rate of 3.0%. Our analysts expect the economy to grow between 3.5% and 4.0% for the remainder of 2004 and into 2005.

Consumers continued to play a key role in the economy. Spending on retail goods, autos and housing remained generally strong throughout the period. Retail sales slowed during the summer months of 2004 as a result of higher energy prices and weather-related events. But the pace of consumer spending picked up again in September, as did consumer confidence, which see-sawed along with the outlook for the labor market throughout the period.

The number of new jobs continued to fall short of expectations. In the spring, more than one million new jobs were added to the economy. But job growth was disappointing again during the summer months. The economy has yet to replace all the jobs lost in the downturn of 2000-2001.

A pick-up in business spending was the bright spot in the economy. Industrial production moved steadily higher, as did manufacturing capacity utilization. Outlays for new equipment and construction enjoyed double-digit growth in the second half of the period. Strong spending by business helped offset some of the slowdown in consumer spending.

Stocks Stumble, Bonds Edge Higher

The U.S. stock market began the period on a strong note. However, the double-digit gains it achieved over the twelve months covered by this report were accumulated early in the period and the broad stock market indexes have been essentially flat in 2004. By contrast, the bond market has held up in the face of three increases in the Federal funds rate (a key short-term interest rate) that occurred late in the period. The yield on the 10-year benchmark U.S. Treasury ended the period only slightly higher than where it began, and bond prices moved higher across all sectors.

Investing Despite Uncertainty

By all accounts, news on the economy and the markets has been overshadowed over the past year by external events. As a result, many investors have remained on the sidelines. With so much uncertainty, it may feel safer to wait out the storm. Yet, it can be even more risky to try to time your entrances and exits as the markets move through their natural cycles. If you're feeling uncertain about your financial strategy, talk to your financial professional. With the advice and guidance of a financial professional, you can keep your financial goals on track.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman

September 30, 2004

---------------
PERFORMANCE
---------------
        Discussion as of September 30, 2004

How State Street Research Aurora Fund Performed

State Street Research Aurora Fund (Class A shares, without sales charge) returned 22.39% for the 12-month period ended September 30, 2004. The fund underperformed the Russell 2000[RegTM] Value Index, which returned 25.66% for the period. However, it outperformed the Lipper Small-Cap Core Funds Average, which was 20.52% over the same period.

Performance: Class A
-------------------------------------------------------------------------------
Fund average annual total return as of 9/30/04
(does not reflect sales charge)


                                      Life of
                                       Fund
          1 Year       5 Years       (2/13/95)
          22.39%        17.90%         20.67%

-------------------------------------------------------------------------------

Fund average annual total return as of 9/30/04
(at maximum applicable sales charge)


                                      Life of
                                       Fund
          1 Year       5 Years       (2/13/95)
          15.36%        16.51%         19.93%

-------------------------------------------------------------------------------

Russell 2000 Value Index as of 9/30/04


                                      Life of
                                       Fund
          1 Year       5 Years       (2/13/95)
          25.66%        14.71%         13.41%

-------------------------------------------------------------------------------

See pages 4 and 5 for additional performance data for Class A and for performance data on other share classes.

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return without sales charge does not reflect the maximum applicable sales charges. If the applicable sales charges were deducted, performance results would be lower.

Average annual total return at maximum applicable sales charge reflects a maximum 5.75% Class A share front-end sales charge.

The Russell 2000 Value Index contains those stocks within the complete Russell 2000[RegTM] Index (a small-company index) that show below-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in an index.

The Lipper Small-Cap Core Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds.

Reasons for the Fund's Performance

Although the fund lagged its benchmark during the year, it posted solid gains. The fund's strong absolute return was primarily the result of our investments in the energy and materials sectors. Energy stocks benefited from higher crude oil and natural gas prices. In the materials sector, U.S. Steel, Phelps Dodge and Allegheny Technology gained as steel and copper prices increased in response to a strengthening worldwide economy and robust economic growth in China. The fund also benefited from an underweight position in the financial services sector, which failed to keep pace with other areas of the market.

The fund's shortfall relative to its benchmark was the result of its emphasis on economically sensitive stocks. This positioning proved costly in the second half of the period as investors sought lower volatility in the stocks of larger companies. The fund's performance was hindered especially by investments in the producer durables and technology sectors. In producer durables, the semiconductor and electronics industries faltered in the second half of the period as it became clear that the U.S. economy had hit a "soft patch." MKS Instruments, ATMI and Varian Semiconductor fell as a result of a slowdown in demand. In technology, telecommunications equipment manufacturers also disappointed.

Looking Ahead

We believe that continued signs of economic strength, an accommodative Federal Reserve Board policy and resolution of the uncertainty surrounding the presidential race could provide the catalysts for positive momentum in the stock market going forward. In this environment, we believe that stock selection is likely to drive returns. We will continue to focus our efforts on fundamental research to identify stocks trading at a discount to the company's intrinsic value. This approach has resulted in a modest increase in our emphasis on the autos & transportation and materials & processing sectors. Although the fund remains underweight in financial services stocks, we added to the sector by selectively investing in insurance, investment management and brokerage names. We also took advantage of the strength in our steel industry holdings to trim positions in favor of more attractively valued opportunities.

A Word about Risk

The major risks of stock investing include sudden and unpredictable drops in value and period of lackluster performance. Small-cap stocks can be particularly sensitive to market movements, as they may be thinly traded and their market prices tend to reflect future expectations. "Value" investing poses the potential that a stock may not achieve its "expected" value if the circumstances that cause the stock to be underpriced do not change.

Summary Portfolio Schedule

-------------------------------------------------------------------------------

Industries                   % of Fund
                             Net Assets
Consumer Discretionary         18.0%
---------------------------------------------
Producer Durables              16.3%
---------------------------------------------
Materials & Processing         15.8%
---------------------------------------------
Financial Services             10.8%
---------------------------------------------
Technology                      9.7%
---------------------------------------------
Other Energy                    7.4%
---------------------------------------------
Automobiles & Transportation    7.3%
---------------------------------------------
Health Care                     5.9%
---------------------------------------------
Consumer Staples                2.0%
---------------------------------------------
Other                           2.0%
---------------------------------------------
Utilities                       1.7%
---------------------------------------------
Net Cash                        3.1%
---------------------------------------------
Total                         100.0%

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

                                             State Street Research Aurora Fund 3

---------------
PERFORMANCE
---------------
        Discussion as of September 30, 2004

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. There are three ways of measuring long-term performance: cumulative total returns, average annual total returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

Represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated.

Average Annual Total Return

Represents the rate you would have had to earn during each year of a given time period in order to end up with the fund's actual cumulative return for those years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Life of Fund

Similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any) and compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A

                                                             Life of Fund
                                         1 Year     5 Years    (2/13/95)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)          22.39%     127.77%     511.47%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)     15.36%     114.67%     476.31%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)     15.36%      16.51%      19.93%
--------------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                     Russell 2000
          Class A    Value Index
          -------    ------------
2/95        9425        10000
9/95       10984        12278
9/96       15776        13933
9/97       27245        19878
9/98       20591        17337
9/99       25302        18347
9/00       38826        21161
9/01       38447        22344
9/02       35430        22019
9/03       47087        28990
9/04       57361        36433

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1)


                                                             Life of Fund
                                         1 Year     5 Years    (2/13/95)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)          21.53%     119.82%     469.50%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)     16.53%     117.82%     469.50%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)     16.53%      16.85%      19.78%
--------------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                     Russell 2000
         Class B(1)  Value Index
         ----------  ------------
2/95       10000        10000
9/95       11602        12278
9/96       16535        13933
9/97       28332        19878
9/98       21253        17337
9/99       25907        18347
9/00       39474        21161
9/01       38814        22344
9/02       35513        22019
9/03       46862        28990
9/04       56950        36433

--------------------------------------------------------------------------------

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares.

All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions, or the redemption of fund shares.

Cumulative Total Return without sales charge does not reflect the maximum applicable sales charges. If the applicable sales charges were deducted, performance results would be lower.

--------------------------------------------------------------------------------
Class B (only available through exchanges from another Class B account)

"9/00"
                                                             Life of Fund
                                         1 Year     5 Years    (2/13/95)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)          23.19%     126.58%     487.01%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)     18.19%     124.58%     487.01%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)     18.19%      17.56%      20.16%
--------------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                     Russell 2000
          Class B    Value Index
          -------    ------------
2/95       10000        10000
9/95       11602        12278
9/96       16535        13933
9/97       28332        19878
9/98       21253        17337
9/99       25907        18347
9/00       39474        21161
9/01       38814        22344
9/02       35744        22019
9/03       47651        28990
9/04       58701        36433

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C

                                                             Life of Fund
                                         1 Year     5 Years    (2/13/95)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)          21.57%     119.82%     469.50%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)     20.57%     119.82%     469.50%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)     20.57%      17.06%      19.78%
--------------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                     Russell 2000
          Class C    Value Index
          -------    ------------
2/95       10000        10000
9/95       11602        12278
9/96       16535        13933
9/97       28318        19878
9/98       21239        17337
9/99       25907        18347
9/00       39474        21161
9/01       38815        22344
9/02       35498        22019
9/03       46847        28990
9/04       56950        36433

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S

                                                             Life of Fund
                                         1 Year     5 Years    (2/13/95)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)          22.75%     132.08%     530.26%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)     22.75%     132.08%     530.26%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)     22.75%      18.34%      21.05%
--------------------------------------------------------------------------------

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[The following table was depicted as a line graph in the printed material.]

                     Russell 2000
          Class S    Value Index
          -------    ------------
2/95       10000        10000
9/95       11675        12278
9/96       16806        13933
9/97       29092        19878
9/98       22042        17337
9/99       27157        18347
9/00       41908        21161
9/01       41638        22344
9/02       38545        22019
9/03       51345        28990
9/04       63026        36433

--------------------------------------------------------------------------------

Cumulative and Average Annual Total Return at maximum applicable sales charge reflect a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) shares reflects Class B share performance through December 31, 1998, and Class B(1) performance thereafter. If the returns for Class B(1) shares had reflected their current service/distribution (Rule 12b-1) fees for the entire period, returns would have been lower. Class S shares, offered without sales charge, are available through certain retirement plans and special programs.

Performance results for the fund are increased by the voluntary reduction of fund fees and expenses, without subsidization, performance would have been lower. The Russell 2000 Value Index contains those stocks within the Russell 2000 Index (a small-company index) that show below-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in an index.

                                             State Street Research Aurora Fund 5

About Your Fund Expenses

As a fund shareholder, you incur two types of costs: (1) Transaction costs, which include sales charges, and (2) ongoing expenses, which include management fees, service/distribution fees (12b-1) and "other" expenses. The examples below illustrate the ongoing cost in dollars of investing in the fund and allow you to compare these costs with the expenses of other funds. The examples are based on a $1,000 investment at the beginning of the period and held for the entire period from March 31, 2004, to September 30, 2004.

Actual Fund Return is based on the fund's actual return and expenses. To estimate the ongoing expenses you paid during the entire period shown, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number shown for your fund under the column "Expenses Paid during the Period."

Hypothetical 5% Return is based on the fund's actual expense ratio and an assumed rate of 5% per year before expenses. Please note that the return used is not the fund's actual return; therefore, this information may not be used to estimate your actual ending balance and expenses paid during the period. To compare your fund's ongoing expenses with those of other funds, simply compare this 5% hypothetical example with the 5% hypothetical examples shown in the shareholder reports of other funds.

                         Beginning        Ending       Expenses
                          Account         Account        Paid         Annualized
Six months ended           Value           Value        during         Expense
9/30/04                   3/31/04         9/30/04       Period*         Ratio
--------------------------------------------------------------------------------
Actual Fund Return
--------------------------------------------------------------------------------
Class A                    $1,000        $  973.33      $ 6.73          1.36%
--------------------------------------------------------------------------------
Class B(1)                 $1,000        $  966.25      $10.14          2.06%
--------------------------------------------------------------------------------
Class B (closed)           $1,000        $  977.78      $ 5.26          1.06%
--------------------------------------------------------------------------------
Class C                    $1,000        $  966.25      $10.15          2.06%
--------------------------------------------------------------------------------
Class S                    $1,000        $  976.12      $ 5.26          1.06%
--------------------------------------------------------------------------------
Hypothetical 5% Return
--------------------------------------------------------------------------------
Class A                    $1,000        $1,018.18      $ 6.88          1.36%
--------------------------------------------------------------------------------
Class B(1)                 $1,000        $1,014.68      $10.39          2.06%
--------------------------------------------------------------------------------
Class B (closed)           $1,000        $1,019.68      $ 5.37          1.06%
--------------------------------------------------------------------------------
Class C                    $1,000        $1,014.68      $10.40          2.06%
--------------------------------------------------------------------------------
Class S                    $1,000        $1,019.68      $ 5.37          1.06%
--------------------------------------------------------------------------------

* Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period and then divided by the number of days in the year.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transactional expenses such as sales charges, which would result in higher total expenses. It should also be noted that, for certain funds, expenses have been subsidized or reduced through expense offset arrangements, which reduces costs for shareholders. Generally, the fund expects that the expense subsidy or expense offset arrangement will continue although there is no guarantee that it will. Please see the fund's prospectus for more information.

--------------
PORTFOLIO
--------------
       Holdings

September 30, 2004


Issuer                                                                           Shares            Value
-------------------------------------------------------------------------------------------------------------------
Common Stocks 96.9%
Automobiles & Transportation 7.3%
Air Transport 2.2%
AAR Corp.*^ ............................................................        1,398,100       $17,406,345
Alaska Air Group Inc.*^ ................................................          511,200        12,667,536
EGL Inc.*^ .............................................................          940,200        28,450,452
Mesa Air Group Inc.*^ ..................................................        1,749,600         8,922,960
SkyWest Airlines Inc.^ .................................................          662,500         9,970,625
                                                                                                -----------
                                                                                                 77,417,918
                                                                                                -----------
Automotive Parts 1.6%
American Axle & Manufacturing
  Holdings Inc.*^ ......................................................          210,300         6,153,378
Borg-Warner Automotive Inc.^ ...........................................          403,000        17,445,870
Navistar International Corp.*^ .........................................          744,600        27,691,674
Tower Automotive Inc.*^ ................................................        2,096,200         4,381,058
                                                                                                -----------
                                                                                                 55,671,980
                                                                                                -----------
Miscellaneous Transportation 1.3%
Kirby Corp.*^ ..........................................................          351,300        14,104,695
OMI Corp.*^ ............................................................        1,990,900        31,894,218
                                                                                                -----------
                                                                                                 45,998,913
                                                                                                -----------
Railroad Equipment 1.3%
Wabtec Corp.^ ..........................................................        2,385,600        44,586,864
                                                                                                -----------
Railroads 0.3%
RailAmerica Inc.*^ .....................................................          956,000        10,563,800
                                                                                                -----------
Tires & Rubber 0.6%
Cooper Tire & Rubber Co.^ ..............................................        1,028,100        20,736,777
                                                                                                -----------
Total Automobiles & Transportation .....................................                        254,976,252
                                                                                                -----------
Consumer Discretionary 18.0%
Casinos/Gambling, Hotel/Motel 2.1%
Argosy Gaming Corp.*^ ..................................................          947,300        37,134,160
Boyd Gaming Corp.^ .....................................................          691,500        19,465,725
Pinnacle Entertainment Inc.*^ ..........................................        1,285,100        17,734,380
                                                                                                -----------
                                                                                                 74,334,265
                                                                                                -----------
Commercial Services 2.1%
Heidrick & Struggles International Inc.*^ ..............................          948,700        27,341,534
ProQuest Co.*^ .........................................................          433,900        11,151,230
Startek Inc.^ ..........................................................          216,500         6,789,440
Steiner Leisure Ltd.*^ .................................................          663,600        14,665,560
Tetra Tech Inc.*^ ......................................................          751,200         9,517,704
Viad Corp.^ ............................................................          135,500         3,215,415
                                                                                                -----------
                                                                                                 72,680,883
                                                                                                -----------
Communications, Media & Entertainment 1.4%
Entercom Communications Corp. ..........................................          344,900        11,264,434
Gray Television Inc.^ ..................................................          735,100         8,747,690
Hollywood Entertainment Corp.*^ ........................................        1,484,200        14,649,054
LIN TV Corp.^ ..........................................................          740,200        14,419,096
                                                                                                -----------
                                                                                                 49,080,274
                                                                                                -----------

Issuer                                                                           Shares            Value
-------------------------------------------------------------------------------------------------------------------
Consumer Electronics 0.5%
EarthLink Inc.*^ .......................................................        1,747,500       $17,999,250
                                                                                                -----------
Consumer Products 0.8%
Playtex Products Inc.*^ ................................................        2,228,500        14,039,550
Tupperware Corp.^ ......................................................          761,700        12,933,666
                                                                                                -----------
                                                                                                 26,973,216
                                                                                                -----------
Consumer Services 1.2%
Learning Tree International Inc.*^ .....................................          797,500        11,244,750
SkillSoft plc ADR*^ ....................................................          914,900         6,120,681
Stewart Enterprises Inc.^ ..............................................        3,750,900        26,068,755
                                                                                                -----------
                                                                                                 43,434,186
                                                                                                -----------
Household Furnishings 0.8%
Furniture Brands International Inc.*^ ..................................          452,100        11,338,668
La-Z-Boy Inc.^ .........................................................        1,236,500        18,770,070
                                                                                                -----------
                                                                                                 30,108,738
                                                                                                -----------
Leisure Time 1.1%
Callaway Golf Co.^ .....................................................          969,700        10,249,729
K2 Inc.*^ ..............................................................          771,500        11,040,165
Penn National Gaming Inc.*^ ............................................          333,400        13,469,360
Steinway Musical Instruments Inc.*^ ....................................          150,700         4,099,040
                                                                                                -----------
                                                                                                 38,858,294
                                                                                                -----------
Printing & Publishing 1.5%
Hollinger International Inc.^ ..........................................          257,700         4,455,633
Journal Register Co.* ..................................................        1,012,800        19,141,920
Reader's Digest Association Inc. .......................................        1,994,100        29,093,919
                                                                                                -----------
                                                                                                 52,691,472
                                                                                                -----------
Restaurants 1.7%
California Pizza Kitchen Inc.^ .........................................          711,900        15,555,015
CKE Restaurants Inc.*^ .................................................        1,291,600        14,272,180
O'Charley's Inc.*^ .....................................................          802,500        13,080,750
Papa John's International Inc.^ ........................................          365,900        11,225,812
Ryans Restaurant Group Inc. ............................................          303,900         4,509,876
                                                                                                -----------
                                                                                                 58,643,633
                                                                                                -----------
Retail 4.1%
American Eagle Outfitters Inc.*^ .......................................          274,800        10,126,380
Barnes & Noble Inc.*^ ..................................................          199,400         7,377,800
BJ's Wholesale Club Inc.^ ..............................................          714,100        19,523,494
Charming Shopper Inc.*^ ................................................        2,343,200        16,683,584
Christopher & Banks Corp.*^ ............................................          902,500        14,449,025
CSK Auto Corp.*^ .......................................................          599,900         7,990,668
Dillard's Inc.^ ........................................................          307,500         6,070,050
Genesco Inc.*^ .........................................................          145,400         3,424,170
Hancock Fabrics Inc.^ ..................................................          904,700        10,838,306
Payless ShoeSource Inc.*^ ..............................................        2,155,000        21,830,150
Too Inc.*^ .............................................................        1,030,700        18,624,749
Tweeter Home Entertainment Group Inc.*^ ................................        1,584,322         8,951,419
                                                                                                -----------
                                                                                                145,889,795
                                                                                                -----------
Textile Apparel Manufacturers 0.7%
Oshkosh B'Gosh Inc.^ ...................................................          542,288        10,954,218
Russell Corp.^ .........................................................          751,100        12,648,524
                                                                                                -----------
                                                                                                 23,602,742
                                                                                                -----------
Total Consumer Discretionary ...........................................                        634,296,748
                                                                                                -----------
Consumer Staples 2.0%
Drug & Grocery Store Chains 1.1%
Longs Drug Stores Corp.^ ...............................................          999,300        24,183,060
Wild Oats Markets Inc.*^ ...............................................        1,603,600        13,855,104
                                                                                                -----------
                                                                                                 38,038,164
                                                                                                -----------

The notes are an integral part of the financial statements.

                                             State Street Research Aurora Fund 7


Issuer                                                 Shares            Value
-----------------------------------------------------------------------------------------
Foods 0.9%
American Italian Pasta Co. Cl. A*^ ...........          422,300       $11,043,145
Chiquita Brands International Inc.^ ..........          173,100         3,013,671
Sensient Technologies Corp.^ .................          853,600        18,471,904
                                                                      -----------
                                                                       32,528,720
                                                                      -----------
Total Consumer Staples .......................                         70,566,884
                                                                      -----------
Financial Services 10.8%
Banks & Savings & Loan 1.3%
First Niagara Financial Group Corp.*^ ........          885,200        11,843,976
Sterling Bancshares Inc.^ ....................        1,190,941        16,018,156
Zions Bancorp^ ...............................          311,200        18,995,648
                                                                      -----------
                                                                       46,857,780
                                                                      -----------
Financial Data Processing Services & Systems 0.8%
Carreker Corp.*^ .............................        1,156,900         8,804,009
John H. Harland Co.^ .........................          581,000        18,214,350
                                                                      -----------
                                                                       27,018,359
                                                                      -----------
Insurance 2.8%
Amerus Group Co.^ ............................          346,800        14,218,800
Harleysville Group Inc.^ .....................          948,930        19,604,894
Hub International Ltd. .......................          678,600        12,269,088
Odyssey Reinsurance Holdings Corp.^ ..........          747,700        16,583,986
Ohio Casualty Corp.*^ ........................          939,100        19,655,363
Platinum Underwriters Holdings Ltd.^ .........          238,800         6,992,064
United National Group Ltd.*^ .................          773,900        11,237,028
                                                                      -----------
                                                                      100,561,223
                                                                      -----------
Miscellaneous Financial 1.8%
Ambac Financial Group Inc.^ ..................          254,500        20,347,275
Fidelity National Financial Inc. .............          214,369         8,167,459
Medallion Financial Corp.^ ...................          851,100         7,702,455
Moneygram International Inc. .................          542,000         9,257,360
Radian Group Inc. ............................          395,700        18,293,211
                                                                      -----------
                                                                       63,767,760
                                                                      -----------
Real Estate Investment Trusts 0.8%
Anthracite Capital Inc.^ .....................          631,085         7,017,665
Heritage Property Investment Trust Inc.^ .....          484,700        14,138,699
Highland Hospitality Corp.*^ .................          594,600         6,778,440
                                                                      -----------
                                                                       27,934,804
                                                                      -----------
Rental & Leasing Services: Commercial 0.8%
GATX Corp.^ ..................................        1,049,800        27,987,668
                                                                      -----------
Securities Brokerage & Services 2.5%
Affiliated Managers Group Inc.*^ .............          228,200        12,217,828
AG Edwards Inc.^ .............................          366,400        12,684,768
American Capital Strategies Ltd.^ ............          777,800        24,376,252
MCG Capital Corp.^ ...........................          896,200        15,558,032
NCO Group Inc.*^ .............................          660,700        17,805,865
SWS Group Inc.^ ..............................          260,100         4,182,408
                                                                      -----------
                                                                       86,825,153
                                                                      -----------
Total Financial Services .....................                        380,952,747
                                                                      -----------
Health Care 5.9%
Drugs & Biotechnology 2.2%
Albany Molecular Research Inc.* ..............        1,227,500        11,784,000
Cytyc Corp.*^ ................................          521,800        12,601,470
InterMune Inc.*^ .............................          965,200        11,379,708
Priority Healthcare Corp.*^ ..................          802,600        16,172,390
Valeant Pharmaceuticals Inc.^ ................        1,111,800        26,816,616
                                                                      -----------
                                                                       78,754,184

                                                                      -----------
Health Care Facilities 0.5%
LifePoint Hospitals Inc.*^ ...................          593,200        17,801,932
                                                                      -----------


Issuer                                                 Shares            Value
-----------------------------------------------------------------------------------------
Health Care Services 1.8%
Hanger Orthopedic Group Inc.*^ ...............          904,500       $ 4,531,545
Hooper Holmes Inc.^ ..........................        3,370,500        15,099,840
Province Healthcare Co.*^ ....................        1,244,500        26,034,940
Rehabcare Group Inc.*^ .......................          744,800        17,152,744
                                                                      -----------
                                                                       62,819,069
                                                                      -----------
Hospital Supply 1.4%
ICU Medical Inc.*^ ...........................          363,200         9,457,728
Steris Corp. .................................          655,100        14,372,894
Surmodics Inc.^ ..............................          486,200        11,547,250
VIASYS Healthcare Inc.*^ .....................          702,900        11,759,517
                                                                      -----------
                                                                       47,137,389
                                                                      -----------
Total Health Care .............................................       206,512,574
                                                                      -----------
Materials & Processing 15.8%
Building & Construction 1.8%
Comfort Systems USA Inc.*^ ...................        1,231,300         8,126,580
ElkCorp. .....................................          500,900        13,904,984
Martin Marietta Materials Inc.^ ..............          729,100        33,006,357
Trex Inc.*^ ..................................          217,600         9,635,328
                                                                      -----------
                                                                       64,673,249
                                                                      -----------
Chemicals 2.4%
Cambrex Corp.^ ...............................          725,100        15,915,945
Ferro Corp.^ .................................          708,700        15,456,747
Millennium Chemicals Inc.^ ...................        1,118,200        23,717,022
OM Group Inc.^ ...............................          101,800         3,721,808
Omnova Solutions Inc.*^ ......................        2,363,200        14,250,096
Spartech Corp.^ ..............................          400,300        10,047,530
                                                                      -----------
                                                                       83,109,148
                                                                      -----------
Containers & Packaging 1.3%
Anchor Glass Container Corp.*^ ...............        1,342,600        11,022,746
Apogee Enterprises, Inc.^ ....................          948,496        12,264,053
Packaging Corp. of America*^ .................          880,900        21,555,623
                                                                      -----------
                                                                       44,842,422
                                                                      -----------
Diversified Manufacturing 0.6%
Acuity Brands Inc.^ ..........................          457,700        10,879,529
Tredegar Industries Corp.^ ...................          609,100        11,085,620
                                                                      -----------
                                                                       21,965,149
                                                                      -----------
Engineering & Contracting Services 0.7%
Dycom Industries Inc.*^ ......................          589,300        16,730,227
Integrated Electrical Services Inc.*^ ........        1,990,600         9,574,786
                                                                      -----------
                                                                       26,305,013
                                                                      -----------
Fertilizers 1.5%
Agrium Inc. ..................................        2,227,600        39,562,176
IMC Global Inc.^ .............................          844,600        14,687,594
                                                                      -----------
                                                                       54,249,770
                                                                      -----------
Forest Products 0.3%
Rayonier Inc. ................................          211,333         9,560,705
                                                                      -----------
Miscellaneous Materials & Processing 2.7%
Insituform Technologies Inc.*^ ...............          676,300        12,626,521
Maverick Tube Corp.*^ ........................          862,200        26,564,382
NN Inc.^ .....................................          676,500         7,745,925
NS Group Inc.*^ ..............................        1,018,400        18,840,400
RTI International Metals Inc.*^ ..............          702,900        13,615,173
Valmont Industries Inc.^ .....................          794,900        16,589,563
                                                                      -----------
                                                                       95,981,964
                                                                      -----------

8 The notes are an integral part of the financial statements.


Issuer                                                                           Shares            Value
-------------------------------------------------------------------------------------------------------------------
Non-Ferrous Metals 2.2%
Compass Minerals International Inc.^ ...................................          715,800       $15,890,760
GrafTech International Ltd.*^ ..........................................        1,794,700        25,036,065
Minerals Technologies Inc.^ ............................................          154,000         9,064,440
Phelps Dodge Corp.*^ ...................................................          213,300        19,629,999
Titanium Metals Corp.*^ ................................................          268,595         6,301,239
                                                                                                -----------
                                                                                                 75,922,503
                                                                                                -----------
Paper & Forest Products 0.6%
Caraustar Industries Inc.*^ ............................................        1,170,160        19,623,583
                                                                                                -----------
Steel 1.7%
Allegheny Technologies Inc.^ ...........................................        1,750,800        31,952,100
United States Steel Corp.^ .............................................          722,800        27,191,736
                                                                                                -----------
                                                                                                 59,143,836
                                                                                                -----------
Textile & Products 0.0%
Quaker Fabric Corp.^ ...................................................          196,338         1,276,197
                                                                                                -----------
Total Materials & Processing ...........................................                        556,653,539
                                                                                                -----------
Other 2.0%
Multi-Sector 2.0%
Jacuzzi Brands Inc.* ...................................................        1,255,300        11,674,290
Trinity Industries Inc.^ ...............................................        1,084,600        33,806,982
Walter Industries Inc.^ ................................................        1,491,700        23,897,034
                                                                                                -----------
Total Other ............................................................                         69,378,306
                                                                                                -----------
Other Energy 7.4%
Miscellaneous Energy 1.2%
Massey Energy Corp.^ ...................................................          543,900        15,735,027
Peabody Energy Corp.^ ..................................................          407,500        24,246,250
                                                                                                -----------
                                                                                                 39,981,277
                                                                                                -----------
Offshore Drilling 0.5%
Atwood Oceanics Inc.*^ .................................................          395,400        18,797,316
                                                                                                -----------
Oil & Gas Producers 1.8%
Cabot Oil & Gas Corp. Cl. A^ ...........................................          493,900        22,176,110
Spinnaker Exploration Co.*^ ............................................          239,600         8,395,584
Stone Energy Corp.*^ ...................................................          258,700        11,320,712
Vintage Petroleum Inc.^ ................................................          991,000        19,889,370
                                                                                                -----------
                                                                                                 61,781,776
                                                                                                -----------
Oil Well Equipment & Services 3.9%
Core Laboratories NV Co.*^ .............................................          692,800        17,035,952
Global Industries Inc.*^ ...............................................        2,778,500        17,171,130
Grey Wolf Inc.*^ .......................................................        3,546,500        17,342,385
Hanover Compressor Co.*^ ...............................................        2,221,000        29,872,450
NewPark Resources Inc.*^ ...............................................        2,303,900        13,823,400
Veritas DGC Inc.*^ .....................................................          797,400        18,164,772
W-H Energy Services Inc.*^ .............................................        1,196,700        24,831,525
                                                                                                -----------
                                                                                                138,241,614
                                                                                                -----------
Total Other Energy .....................................................                        258,801,983
                                                                                                -----------
Producer Durables 16.3%
Aerospace 1.6%
Alliant Technology Systems, Inc.*^ .....................................          281,300        17,018,650
Heico Corp.^ ...........................................................          650,300        11,497,304
Heico Corp. Cl. A ......................................................           65,029           876,591
Ladish Inc.* ...........................................................          738,100         6,753,615
Teledyne Technologies Inc.*^ ...........................................          795,700        19,924,328
                                                                                                -----------
                                                                                                 56,070,488
                                                                                                -----------


Issuer                                                                           Shares            Value
-------------------------------------------------------------------------------------------------------------------
Electrical Equipment & Components 2.7%
MKS Instruments Inc.*^ .................................................          989,203       $15,154,590
Regal Beloit Corp.^ ....................................................          528,000        12,772,320
Technitrol Inc.*^ ......................................................        2,718,100        53,002,950
Triumph Group Inc.*^ ...................................................          460,000        15,561,800
                                                                                                -----------
                                                                                                 96,491,660
                                                                                                -----------
Homebuilding 0.2%
Champion Enterprises Inc.^ .............................................          716,400         7,371,756
                                                                                                -----------
Industrial Products 3.3%
C&D Technologies Inc.^ .................................................          101,700         1,934,334
Federal Signal Corp.^ ..................................................          522,800         9,713,624
Flowserve Corp.* .......................................................          705,500        17,058,990
Roper Industries Inc.^ .................................................          463,300        26,621,218
Veeco Instruments Inc.*^ ...............................................        2,114,500        44,341,065
Watts Industries Inc. Cl. A^ ...........................................          632,000        16,969,200
                                                                                                -----------
                                                                                                116,638,431
                                                                                                -----------
Machinery 4.3%
AGCO Corp.* ............................................................        1,058,000        23,931,960
Applied Films Corp.*^ ..................................................          205,300         3,697,453
Helix Technology Corp.^ ................................................          650,000         8,836,750
JLG Industries Inc.^ ...................................................          588,000         9,878,400
Joy Global Inc.*^ ......................................................          728,200        25,035,516
Kadant Inc.*^ ..........................................................        1,227,800        22,542,408
Manitowoc Company Inc.^ ................................................          653,400        23,169,564
Stewart & Stevenson Services Inc. ......................................          855,100        15,109,617
Terex Corp.*^ ..........................................................          458,500        19,898,900
                                                                                                -----------
                                                                                                152,100,568
                                                                                                -----------
Miscellaneous Equipment 0.4%
Thomas & Betts Corp.*^ .................................................          579,500        15,542,190
                                                                                                -----------
Office Furniture & Business Equipment 0.4%
Steelcase Inc. Cl. A^ ..................................................          897,500        12,565,000
                                                                                                -----------
Production Technology Equipment 2.0%
ATMI Inc.*^ ............................................................          735,700        15,067,136
Brooks Automation Inc.*^ ...............................................        1,221,600        17,285,640
Esterline Technologies Corp.*^ .........................................          533,700        16,325,883
Varian Semiconductor Equipment Inc.*^ ..................................          685,500        21,181,950
                                                                                                -----------
                                                                                                 69,860,609
                                                                                                -----------
Telecommunications Equipment 1.4%
American Tower Corp. Cl. A*^ ...........................................          786,000        12,065,100
Andrew Corp.*^ .........................................................        1,655,700        20,265,768
Belden CDT Inc.^ .......................................................          738,900        16,108,020
                                                                                                -----------
                                                                                                 48,438,888
                                                                                                -----------
Total Producer Durables ................................................                        575,079,590
                                                                                                -----------
Technology 9.7%
Electrical Equipment and Components 0.4%
IXYS Corp.*^ ...........................................................        1,866,900        13,404,342
                                                                                                -----------
Communications Technology 2.2%
Advanced Fibre Communications Inc.*^ ...................................          248,600         3,952,740
Anaren Microwave Inc.*^ ................................................          945,500        12,726,430
Anixter International Inc.*^ ...........................................          293,900        10,312,951
Commscope Inc.*^ .......................................................          964,600        20,835,360
iNet Technologies Inc.*^ ...............................................        1,500,500        18,876,290
NMS Communications Corp.*^ .............................................        2,330,200        11,371,376
                                                                                                -----------
                                                                                                 78,075,147
                                                                                                -----------

The notes are an integral part of the financial statements.

                                             State Street Research Aurora Fund 9

Issuer                                             Shares            Value
--------------------------------------------------------------------------------
Computer Software 2.4%
Ascential Software Corp.^ ..................       438,100      $   5,901,207
Aspen Technology Inc.*^ ....................     2,180,979         15,245,043
Ciber Inc.*^ ...............................     1,764,000         13,265,280
Electronics for Imaging Inc.*^ .............       875,300         14,214,872
IONA Technologies plc*^ ....................       633,100          2,595,710
Keane Inc.*^ ...............................       621,700          9,549,312
Mentor Graphics Corp.*^ ....................     1,317,200         14,443,098
MRO Software Inc.^ .........................       637,300          6,373,000
Pegasystems Inc.*^ .........................       266,800          1,862,264
                                                                -------------
                                                                   83,449,786
                                                                -------------
Computer Technology 1.2%
Hutchinson Technology Inc.*^ ...............       422,100         11,282,733
Perot Systems Corp.*^ ......................     1,178,900         18,933,134
Silicon Graphics Inc.*^ ....................     4,835,100          6,914,193
SimpleTech Inc.*^ ..........................     1,770,000          6,478,200
                                                                -------------
                                                                   43,608,260
                                                                -------------
Electronics 2.1%
AVX Corp.^ .................................       634,000          7,512,900
BEI Technologies Inc.^ .....................       185,500          5,082,700
Benchmark Electronics Inc.* ................       239,750          7,144,550
Gerber Scientific Inc.*^ ...................       561,800          3,702,262
Herley Industries Inc.*^ ...................       929,000         17,363,010
Kemet Corp.*^ ..............................     2,498,600         20,213,674
LeCroy Corp.* ..............................       758,600         12,676,206
                                                                -------------
                                                                   73,695,302
                                                                -------------
Electronics: Semiconductors/Components 1.4%
Actel Corp.*^ ..............................       588,800          8,949,760
Avnet Inc.*^ ...............................       530,500          9,082,160
Cypress Semiconductor Corp.*^ ..............     1,649,800         14,584,232
Excel Technology Inc.*^ ....................       349,000          9,011,180
Stats Chippac Ltd.^ ........................       531,221          3,176,702
TriQuint Semiconductors Inc.*^ .............     1,474,200          5,749,380
                                                                -------------
                                                                   50,553,414
                                                                -------------
Total Technology ...........................                      342,786,251
                                                                -------------
Utilities 1.7%
Electrical 0.5%
Hawaiian Electric Industries Inc.^ .........       204,800          5,435,392
Westar Energy Inc. .........................       660,100         13,334,020
                                                                -------------
                                                                   18,769,412
                                                                -------------
Gas Distribution 0.6%
NUI Corp.^ .................................       754,000         10,058,360
UGI Corp. ..................................       292,400         10,894,824
                                                                -------------
                                                                   20,953,184
                                                                -------------
Telecommunications 0.6%
PTEK Holdings Inc.*^ .......................     2,509,900         21,509,843
                                                                -------------
Total Utilities ............................                       61,232,439
                                                                -------------
Total Common Stocks (Cost $2,738,281,233) ..                    3,411,237,313
                                                                -------------
Short-Term Investments 23.9%
State Street Navigator Securities
  Lending Prime Portfolio ..................   840,778,353        840,778,353
                                                                -------------


                                Maturity      Amount of
Coupon Rate                       Date        Principal          Value
---------------------------------------------------------------------------
Commercial Paper 3.4%
Federal National Mortgage
  Association 1.64% ........   10/18/2004   $23,330,000      $23,311,822
UBS Finance Inc., 1.76%.....   10/06/2004    16,973,000       16,968,851
UBS Finance Inc., 1.75%.....   10/07/2004    11,045,000       11,041,779
Caterpillar Financial
  Services NV, 1.74% .......   10/01/2004    20,854,000       20,854,000
Morgan Stanley Dean
  Witter & Co., 1.78%.......   10/15/2004    21,200,000       21,185,325
Morgan Stanley Dean
  Witter & Co., 1.78%.......   10/27/2004    24,618,000       24,586,352
                                                             -----------
Total Commercial Paper (Cost $117,948,129) ............      117,948,129
                                                             -----------


                                               % of
                                             Net Assets

--------------------------------------------------------------------------------
Summary of Portfolio Assets

Investments (Cost $3,697,007,715) .........    124.2%          4,369,963,795
Other Assets, Less Liabilities ............    (24.2%)          (850,229,459)
                                               -----           -------------
Net Assets ................................    100.0%         $3,519,734,336
                                               =====          ==============

KEY TO SYMBOLS

* Denotes a security which has not paid a dividend during the last year.

^ A portion or all of the security was held on loan. At September 30, 2004, the value of securities loaned was $820,559,939.

ADR  Stands for American Depositary Receipt.


Federal Income Tax Information

At September 30, 2004, the net unrealized appreciation of investments based on cost for federal income tax purposes of $3,702,036,327 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of value over
tax cost                                                $ 865,973,632

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost
over value                                               (198,046,164)
                                                        -------------
                                                        $ 667,927,468
                                                        =============

10 The notes are an integral part of the financial statements.

--------------
FINANCIAL
--------------
       Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 2004


Investments, at value (Cost $3,697,007,715) (Note 1) .....   $4,369,963,795
Receivable for fund shares sold ..........................        5,127,407
Receivable for securities sold ...........................        3,350,770
Dividends receivable .....................................        2,843,115
Other assets .............................................          102,666
                                                             --------------
                                                              4,381,387,753
                                                             --------------
Liabilities
Payable for collateral received on securities loaned .....      840,778,353
Payable for fund shares redeemed .........................        8,711,905
Payable for securities purchased .........................        4,093,193
Accrued transfer agent and shareholder services ..........        2,851,615
Accrued management fee ...................................        2,456,230
Accrued distribution and service fees ....................        1,325,199
Payable to custodian .....................................          980,526
Accrued trustees' fees ...................................           55,671
Accrued administration fee ...............................            1,705
Other accrued expenses ...................................          399,020
                                                             --------------
                                                                861,653,417
                                                             --------------
Net Assets ...............................................   $3,519,734,336
                                                             ==============
Net Assets consist of:
Unrealized appreciation of investments ...................   $  672,956,080
Accumulated net realized gain ............................      331,822,817
Paid-in capital ..........................................    2,514,955,439
                                                             --------------
                                                             $3,519,734,336
                                                             ==============

                   Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class        Net Assets       [divided by]   Number of Shares     =         NAV
  A        $2,169,836,016                       54,953,387                $39.49*
  B(1)     $  470,429,516                       12,827,855                $36.67**
  B        $  188,014,375                        4,973,472                $37.80**
  C        $  493,979,675                       13,470,862                $36.67**
  S        $  197,474,754                        4,850,308                $40.71

*  Maximum offering price per share = $41.90 ($39.49 [divided by] 0.9425)

** Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
--------------------------------------------------------------------------------
For the year ended September 30, 2004


Investment Income
Dividends, net of foreign taxes of $234,581 (Note 1)......   $ 25,929,912
Interest (Note 1) ........................................      1,078,541
Securities lending income (Note 1) .......................      1,508,066
                                                             ------------
                                                               28,516,519
                                                             ------------
Expenses
Management fee (Note 2) ..................................     29,179,140
Transfer agent and shareholder services (Note 2) .........      7,254,508
Distribution and service fees - Class A (Note 4) .........      6,237,602
Distribution and service fees - Class B(1) (Note 4) ......      4,701,624
Distribution and service fees - Class C (Note 4) .........      4,853,723
Custodian fee ............................................        467,011
Reports to shareholders ..................................        465,128
Administration fee (Note 2) ..............................         96,535
Registration fees ........................................        110,376
Trustees' fees (Note 2) ..................................        119,304
Legal fees ...............................................          5,544
Audit fee ................................................         38,052
Miscellaneous ............................................         76,696
                                                             ------------
                                                               53,605,243
                                                             ------------
                                                              (25,088,724)
Reimbursement of distribution fees (Note 4) ..............        707,239
                                                             ------------
Net investment loss ......................................    (24,381,485)
                                                             ------------
Realized and Unrealized Gain on
Investments
 et increase from payment by affiliate (Note 2) ..........        426,457
Net realized gain on investments (Notes 1 and 3) .........    376,473,622
Change in unrealized appreciation of investments .........    274,337,207
                                                             ------------
Net gain on investments ..................................    651,237,286
                                                             ------------
Net increase in net assets resulting from operations .....   $626,855,801
                                                             ============

The notes are an integral part of the financial statements.

                                           State Street Research Aurora Fund  11

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                    Years ended
                                                   September 30
                                          --------------------------------
                                                2004             2003
                                          --------------------------------
Increase (Decrease) In Net Assets
Operations:

Net investment loss ..................    $  (24,381,485)   $  (21,564,654)
Net increase from payment
   by affiliate ......................           426,457                --
Net realized gain (loss) on
   investments .......................       376,473,622        (5,964,906)
Change in unrealized appreciation
   of investments ....................       274,337,207       732,152,627
                                          --------------------------------
Net increase resulting from
   operations ........................       626,855,801       704,623,067
                                          --------------------------------
Distributions from capital gains:
   Class A ...........................          (966,224)       (8,427,738)
   Class B(1) ........................          (240,069)       (2,137,073)
   Class B ...........................          (108,430)       (1,112,809)
   Class C ...........................          (244,717)       (2,440,090)
   Class S ...........................           (83,129)         (560,409)
                                          --------------------------------
                                              (1,642,569)      (14,678,119)
                                          --------------------------------
Net increase (decrease) from
   fund share transactions
   (Note 6) ..........................        67,410,778      (332,003,552)
                                          --------------------------------
Total increase in net assets .........       692,624,010       357,941,396
Net Assets
Beginning of year ....................     2,827,110,326     2,469,168,930
                                          --------------------------------
End of year ..........................    $3,519,734,336    $2,827,110,326
                                          ================================

Notes to Financial Statements
--------------------------------------------------------------------------------
September 30, 2004
Note 1

State Street Research Aurora Fund is a series of State Street Research Capital Trust (the "Trust"), which is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The investment objective of the fund is to provide high total return consisting principally of capital appreciation. In seeking to achieve its investment objective, the fund invests at least 65% of its total assets in small-cap value stocks.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares pay annual service and distribution fees equal to 1.00% of average daily net assets and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds and also automatically convert into Class A shares at the end of eight years. Class B shares may also be subject to annual service and distribution fees equal to 1.00% of average daily net assets. However, these fees are currently waived under the terms of the distribution plan. Currently, the annual service and distribution fees paid by Class B shares have been voluntarily reduced to 0.00%. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees equal to 1.00% of average daily net assets. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment management subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne prorata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. Income, expenses (other than service and distribution fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. In the event that the market quotations for a portfolio instrument are not deemed to be readily available, the Investment Adviser's Valuation Committee determines the fair value for such portfolio instrument. The fair value of any such portfolio instruments are determined based upon a consideration of all available facts and information. The fair value of a restricted portfolio instrument reflects the inherent worth of the portfolio instrument, without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature. The Investment Adviser and the Custodian also monitor domestic and foreign markets and news information for any developing events that

12 The notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

may have an impact on the valuation of portfolio instruments. Such monitoring includes general market news and financial market information sources currently utilized in making investment decisions, trading and investment personnel located abroad, foreign regional brokers, and/or foreign custodians. The value assigned to these securities is based upon available information at the time, and does not necessarily represent the amount which might ultimately be realized upon sale.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

As part of the custodian contract between the custodian bank and the fund, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restriction to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At September 30, 2004 the payable to the custodian bank of $980,526 represents the amount due for cash advance for the settlement of the security purchased.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended September 30, 2004, the fund has designated $0 as ordinary income dividends and $1,642,569 as long-term capital gain distributions.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. The difference is primarily due to differing treatments for wash sale deferrals.

E. Federal Income Taxes

No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to non-taxable dividend adjustments and REIT sell adjustments. At September 30, 2004, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales. At September 30, 2004, the tax basis distributable earnings were $51,565,898 in undistributed ordinary income and $285,689,445 in undistributed long-term gains.

F. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G. Securities Lending

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At September 30, 2004, the value of the securities loaned and the value of collateral were $820,559,939 and $840,778,353 (including $840,459,698 of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio and $318,655 of U.S. government obligations), respectively. The collateral was marked to market the next business day and made equal to at least 100% of the current market value of the loaned securities and accrued interest. During the year ended September 30, 2004, income from securities lending amounted to $1,508,066 and is included in interest income.

Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.85% of the fund's average daily net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended September 30, 2004, the fees pursuant to such agreement amounted to $29,179,140.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended September 30, 2004, the amount of such expenses allocated to the fund was $5,284,788.

The fees of the Trustees not currently affiliated with the Adviser amounted to $119,304 during the year ended September 30, 2004.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended September 30, 2004, the amount of such expenses was $96,535.

On February 19, 2004, the Distributor entered into an agreement with the NASD resolving all outstanding issues relating to an investigation by the NASD of the Distributor's e-mail retention practices and supervision of trading activity in shares of the State Street Research funds. The Distributor, without admitting or denying the allegations or the findings set forth in the agreement, and solely for the purpose of the settlement, agreed to the entry of certain findings by the NASD relating to the Distributor's compliance with document retention requirements and the Distributor's supervision of and enforcement of shareholder exchange limitations set forth in the funds' prospectuses. The agreement contains no allegations or findings of fraudulent conduct by the distributor. As part of this agreement, the Distributor made a payment to State Street Research Aurora Fund to compensate the fund for losses relating to the exchange of fund shares beyond the annual limit set forth in the fund's prospectus. The payment was allocated among the fund's share classes as follows: $256,999 to Class A; $58,986 to Class B(1); $25,392 to Class B; $60,506 to Class C; and $24,574 to
Class S. These amounts are shown in the total amount of $426,457 as "Net increase from payment by affiliate" in the Statement of Operations.

Note 3

For the year ended September 30, 2004, purchases and sales of securities, exclusive of short-term obligations, aggregated $1,105,387,917, and $1,158,894,827, respectively.

Note 4

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1) and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1) and Class C shares. Currently, the annual service and distribution fees paid by Class B shares have been reduced to 0.00%. The fund expects this waiver to continue, although there is no guarantee it will. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion

                                            State Street Research Aurora Fund 13
of its distribution and marketing expenses. For the year ended September 30, 2004, fees pursuant to such plans amounted to $6,237,602, $4,701,624 and $4,853,723 for Class A, Class B(1) and Class C shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of September 30, 2004, there were $33,153,047, $65,986 and $9,332,153 for Class A, Class B and Class C shares, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund. During the year ended September 30, 2004 the Distributor reimbursed a total of $707,239 to Class B shares of the fund reflecting the estimated excess of payments received over costs incurred under the plan. This amount is shown as "Reimbursement of distribution fees" in the Statement of Operations.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of MetLife, earned initial sales charges aggregating $1,745,932 and $2,193,737, respectively, on sales of Class A shares of the fund during the year ended September 30, 2004, and that MetLife Securities, Inc. earned commissions aggregating $2,523,913 and $48,625 on sales of Class B(1) and Class C shares, and the Distributor collected contingent deferred sales charges aggregating $641,167, $37 and $19,193 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

Note 5

MetLife announced that it has entered into an agreement to sell the Advisor as part of a larger transaction to sell MetLife's asset management business to BlackRock, Inc. ("BlackRock"). The acquisition by BlackRock of MetLife's asset management business is expected to occur in the first quarter of 2005. At the time of the closing, the advisory agreement between the fund and the Adviser and the distribution agreement between the fund and the Distributor will be terminated. BlackRock Advisors, Inc. and BlackRock Distributors, Inc., wholly owned subsidiaries of BlackRock, will serve as investment adviser and distributor, respectively.

A Special Meeting of Shareholders of the fund has been tentatively scheduled for December 2004. At this meeting, shareholders of the fund will be asked to consider and approve a plan of reorganization between the fund and the BlackRock Mid-Cap Value Equity Portfolio II, a newly created series of the BlackRock Funds. If the proposed reorganization is approved by shareholders of the fund, the BlackRock Mid-Cap Value Equity Portfolio II would acquire substantially all of the assets and liabilities of the fund. In exchange, shareholders of the fund would receive shares of the BlackRock Mid-Cap Value Equity Portfolio II with an aggregate value equivalent to the aggregate net asset value of their fund shares at the time of the transaction. If the proposed reorganization is not approved by shareholders of the fund, the Board of Trustees will need to consider other alternatives relating to the management and operations of the fund, including without limitations, seeking an alternative investment adviser for the fund or seeking shareholder approval to liquidate the fund.*

* The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any fund, nor is it a solicitation of any proxy.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share.

These transactions break down by share class as follows:

                                                                                   Years ended September 30
                                                               ----------------------------------------------------------------
                                                                            2004                              2003
                                                               ----------------------------------------------------------------
Class A                                                            Shares           Amount           Shares           Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                       21,883,004    $ 843,198,910       16,899,496    $ 469,042,922
Issued upon reinvestment of distributions from capital gains          18,801          708,316          213,191        5,489,579
Shares redeemed                                                  (19,076,439)    (732,522,081)     (24,341,722)    (651,666,848)
                                                               -------------    -------------    -------------    -------------
Net increase (decrease)                                            2,825,366    $ 111,385,145       (7,229,035)   $(177,134,347)
                                                               =============    =============    =============    =============


Class B(1)                                                         Shares           Amount           Shares           Amount
----------------------------------------------------------------------------------------------   ------------------------------
Shares sold                                                        1,603,178    $  57,403,099        1,403,726    $  36,779,208
Issued upon reinvestment of distributions from capital gains           5,030          177,068           64,891        1,576,445
Shares redeemed                                                   (2,065,212)     (73,852,145)      (2,979,708)     (74,229,578)
                                                               -------------    -------------    -------------    -------------
Net decrease                                                        (457,004)   $ (16,271,978)      (1,511,091)   $ (35,873,925)
                                                               =============    =============    =============    =============


Class B                                                            Shares           Amount           Shares           Amount
----------------------------------------------------------------------------------------------   ------------------------------
Shares sold                                                           66,288    $   2,412,694          131,669    $   3,441,001
Issued upon reinvestment of distributions from capital gains           2,233           80,289           31,392          769,318
Shares redeemed                                                   (1,351,306)     (49,832,222)      (1,847,125)     (46,449,514)
                                                               -------------    -------------    -------------    -------------
Net decrease                                                      (1,282,785)   $ (47,339,239)      (1,684,064)   $ (42,239,195)
                                                               =============    =============    =============    =============


Class C                                                            Shares           Amount           Shares           Amount
----------------------------------------------------------------------------------------------   ------------------------------
Shares sold                                                        2,676,532    $  96,224,763        1,051,716    $  28,486,342
Issued upon reinvestment of distributions from capital gains           4,009          141,078           58,514        1,420,934
Shares redeemed                                                   (2,762,239)     (99,357,980)      (5,026,706)    (124,996,244)
                                                               -------------    -------------    -------------    -------------
Net decrease                                                         (81,698)   $  (2,992,139)      (3,916,476)   $ (95,088,968)
                                                               =============    =============    =============    =============


Class S                                                            Shares           Amount           Shares           Amount
----------------------------------------------------------------------------------------------   ------------------------------
Shares sold                                                        2,488,213    $  98,297,733        1,772,631    $  51,725,495
Issued upon reinvestment of distributions from capital gains           2,027           78,602           21,069          558,168
Shares redeemed                                                   (1,933,475)     (75,747,346)      (1,205,014)     (33,950,780)
                                                               -------------    -------------    -------------    -------------
Net increase                                                         556,765    $  22,628,989          588,686    $  18,332,883
                                                               =============    =============    =============    =============

------------
FINANCIAL
------------
        Highlights

For a share outstanding throughout each year:

                                                                                 Class A - Years Ended September 30
                                                                 ------------------------------------------------------------------
                                                                 2004(a)(c)      2003(a)     2002(a)(e)    2001(a)(e)    2000(a)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                32.28         24.43         26.51         29.17         19.02
                                                                 ----------    ----------    ----------    ----------    ----------
  Net investment income (loss) ($)                                    (0.22)        (0.19)        (0.23)         0.02          0.10
  Net realized and unrealized gain (loss) on investments ($)           7.45          8.19         (1.85)        (0.37)        10.05
                                                                 ----------    ----------    ----------    ----------    ----------
Total from investment operations ($)                                   7.23          8.00         (2.08)        (0.35)        10.15
                                                                 ----------    ----------    ----------    ----------    ----------
  Distributions from capital gains ($)                                (0.02)        (0.15)           --         (2.31)           --
                                                                 ----------    ----------    ----------    ----------    ----------
Total Distributions ($)                                               (0.02)        (0.15)           --         (2.31)           --
                                                                 ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ($)                                      39.49         32.28         24.43         26.51         29.17
                                                                 ==========    ==========    ==========    ==========    ==========
Total return (%)(b)                                                   22.39         32.90         (7.85)        (0.98)        53.45

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                           2,169,836     1,682,504     1,449,869     1,334,548       552,365
Expense ratio (%)                                                      1.40          1.55          1.48          1.44          1.40
Expense ratio after expense reductions (%)                             1.40          1.55          1.47          1.43          1.40
Ratio of net investment income (loss) to average net assets (%)       (0.57)        (0.69)        (0.73)         0.08          0.42
Portfolio turnover rate (%)                                           33.04         48.43         42.18         26.40         76.95

                                                                                Class B(1) - Years ended September 30
                                                                 ------------------------------------------------------------------
                                                                 2004(a)(c)      2003(a)     2002(a)(e)    2001(a)(e)    2000(a)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                30.19         23.02         25.16         27.99         18.38
                                                                 ----------    ----------    ----------    ----------    ----------
  Net investment loss ($)                                             (0.45)        (0.36)        (0.42)        (0.18)        (0.07)
  Net realized and unrealized gain (loss) on investments ($)           6.95          7.68         (1.72)        (0.34)         9.68
                                                                 ----------    ----------    ----------    ----------    ----------
Total from investment operations ($)                                   6.50          7.32         (2.14)        (0.52)         9.61
                                                                 ----------    ----------    ----------    ----------    ----------
  Distributions from capital gains ($)                                (0.02)        (0.15)           --         (2.31)           --
                                                                 ----------    ----------    ----------    ----------    ----------
Total Distributions                                                   (0.02)        (0.15)           --         (2.31)           --
                                                                 ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ($)                                      36.67         30.19         23.02         25.16         27.99
                                                                 ==========    ==========    ==========    ==========    ==========
Total return (%)(b)                                                   21.53         31.96         (8.51)        (1.67)        52.37

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                             470,430       401,016       340,529       299,062       110,743
Expense ratio (%)                                                      2.10          2.25          2.18          2.14          2.13
Expense ratio after expense reductions (%)                             2.10          2.25          2.17          2.13          2.13
Ratio of net investment loss to average net assets (%)                (1.27)        (1.39)        (1.43)        (0.63)        (0.29)
Portfolio turnover rate (%)                                           33.04         48.43         42.18         26.40         76.95

                                                                                  Class B - Years ended September 30
                                                                -------------------------------------------------------------------
                                                                2004(a)(c)(d)    2003(a)     2002(a)(e)    2001(a)(e)    2000(a)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                30.70         23.17         25.16         27.99         18.38
                                                                 ----------    ----------    ----------    ----------    ----------
  Net investment income (loss) ($)                                     0.03         (0.10)        (0.23)        (0.15)        (0.07)
  Net realized and unrealized gain (loss) on investments ($)           7.09          7.78         (1.76)        (0.37)         9.68
                                                                 ----------    ----------    ----------    ----------    ----------
Total from investment operations ($)                                   7.12          7.68         (1.99)        (0.52)         9.61
                                                                 ----------    ----------    ----------    ----------    ----------
  Distributions from capital gains ($)                                (0.02)        (0.15)           --         (2.31)           --
                                                                 ----------    ----------    ----------    ----------    ----------
Total Distributions ($)                                               (0.02)        (0.15)           --         (2.31)           --
                                                                 ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ($)                                      37.80         30.70         23.17         25.16         27.99
                                                                 ==========    ==========    ==========    ==========    ==========
Total return (%)(b)                                                   23.19         33.31         (7.91)        (1.67)        52.37

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                             188,014       192,055       183,973       234,168       268,557
Expense ratio (%)                                                      1.10          1.25          1.51          2.14          2.13
Expense ratio after expense reductions (%)                             1.10          1.25          1.50          2.13          2.13
Ratio of net investment income (loss) to average net assets (%)        0.07         (0.39)        (0.76)        (0.54)        (0.31)
Portfolio turnover rate (%)                                           33.04         48.43         42.18         26.40         76.95

                                            State Street Research Aurora Fund 15


                                                                                 Class C - Years ended September 30
                                                                 ------------------------------------------------------------------
                                                                 2004(a)(c)      2003(a)     2002(a)(e)    2001(a)(e)    2000(a)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                30.18         23.01         25.16         27.99         18.38
                                                                 ----------    ----------    ----------    ----------    ----------
  Net investment loss ($)                                             (0.45)        (0.35)        (0.42)        (0.18)        (0.07)
  Net realized and unrealized gain (loss) on investments ($)           6.96          7.67         (1.73)        (0.34)         9.68
                                                                 ----------    ----------    ----------    ----------    ----------
Total from investment operations ($)                                   6.51          7.32         (2.15)        (0.52)         9.61
                                                                 ----------    ----------    ----------    ----------    ----------
  Distributions from capital gains ($)                                (0.02)        (0.15)           --         (2.31)           --
                                                                 ----------    ----------    ----------    ----------    ----------
Total Distributions ($)                                               (0.02)        (0.15)           --         (2.31)           --
                                                                 ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ($)                                      36.67         30.18         23.01         25.16         27.99
                                                                 ==========    ==========    ==========    ==========    ==========
Total return (%)(b)                                                   21.57         31.97         (8.55)        (1.67)        52.37

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                             493,980       409,076       402,010       378,733       180,877
Expense ratio (%)                                                      2.10          2.25          2.18          2.14          2.13
Expense ratio after expense reductions (%)                             2.10          2.25          2.17          2.13          2.13
Ratio of net investment loss to average net assets (%)                (1.27)        (1.39)        (1.43)        (0.62)        (0.30)
Portfolio turnover rate (%)                                           33.04         48.43         42.18         26.40         76.95


                                                                                 Class S - Years ended September 30
                                                                 ------------------------------------------------------------------
                                                                 2004(a)(c)      2003(a)     2002(a)(e)    2001(a)(e)    2000(a)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                33.18         25.05         27.06         29.66         19.23
                                                                 ----------    ----------    ----------    ----------    ----------
  Net investment income (loss) ($)                                    (0.11)        (0.11)        (0.14)         0.13          0.12
  Net realized and unrealized gain (loss) on investments ($)           7.66          8.39         (1.87)        (0.39)        10.31
                                                                 ----------    ----------    ----------    ----------    ----------
Total from investment operations ($)                                   7.55          8.28         (2.01)        (0.26)        10.43
                                                                 ----------    ----------    ----------    ----------    ----------
  Dividends from net investment income ($)                               --            --            --         (0.03)           --
  Distributions from capital gains ($)                                (0.02)        (0.15)           --         (2.31)           --
                                                                 ----------    ----------    ----------    ----------    ----------
Total Distributions ($)                                               (0.02)        (0.15)           --         (2.34)           --
                                                                 ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ($)                                      40.71         33.18         25.05         27.06         29.66
                                                                 ==========    ==========    ==========    ==========    ==========
Total return (%)(b)                                                   22.75         33.21         (7.43)        (0.64)        54.32

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                             197,475       142,460        92,789        76,711        20,298
Expense ratio (%)                                                      1.10          1.25          1.18          1.14          1.13
Expense ratio after expense reductions (%)                             1.10          1.25          1.17          1.13          1.13
Ratio of net investment income (loss) to average net assets (%)       (0.27)        (0.38)        (0.43)         0.36          0.63
Portfolio turnover rate (%)                                           33.04         48.43         42.18         26.40         76.95

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) During the year ended September 30, 2004, the distributor made restitution payments to the fund as part of a settlement with NASD. These payments had no effect on net realized and unrealized gain per share and total return.
(d) During the year ended September 30, 2004, the distributor reimbursed Class B shares of the fund the estimated excess of payments received over costs incurred under the 12b-1 plan. The effect of this reimbursement was to increase net investment income per share $0.13, increase the total return 0.46% and increase the ratio of net investment income to average net assets 0.35%.
(e) Audited by other auditors

----------------
REPORT OF
----------------
     Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of State Street Research Aurora Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of State Street Research Aurora Fund (the "Fund"), a series of State Street Research Capital Trust, as of September 30, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended September 30, 2002, were audited by other auditors whose report dated November 8, 2002, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

November 19, 2004


                                            State Street Research Aurora Fund 17

------------------------
TRUSTEES AND OFFICERS
------------------------
             State Street Research Capital Trust

                                                                                                   Number
                                                                                                  of Funds
                                                                                                   in Fund
                                                                                                   Complex
Name,                 Position(s)  Term of Office                                                 Overseen             Other
Address                Held with   and Length of              Principal Occupations              by Trustee/    Directorships Held
and Age(a)               Fund      Time Served(b)              During Past 5 Years               Officer(c)     by Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Bruce R. Bond          Trustee         Since       Retired; formerly Chairman of the Board,          19       Avaya, Inc.
(58)                                   1999        Chief Executive Officer and President,
                                                   PictureTel Corporation (video conferencing
                                                   systems)

Peter S. Drotch        Trustee         Since       Retired; formerly Partner,                        19       First Marblehead Corp.
(62)                                   2004        PricewaterhouseCoopers LLP

Steve A. Garban        Trustee         Since       Retired; formerly Senior Vice President for       53       Metropolitan Series
(67)                                   1997        Finance and Operations and Treasurer, The                  Fund, Inc. and
                                                   Pennsylvania State University                              Metropolitan Series
                                                                                                              Fund II

Susan M. Phillips      Trustee         Since       Dean, School of Business and Public               19       The Kroger Co.
(59)                                   1998        Management, George Washington University;
                                                   formerly a member of the Board of Governors
                                                   of the Federal Reserve System; and Chairman
                                                   and Commissioner of the Commodity Futures
                                                   Trading Commission

Toby Rosenblatt        Trustee         Since       President, Founders Investments Ltd.              53       A.P. Pharma, Inc.;
(66)                                   1995        (investments); formerly President, The Glen                Metropolitan Series
                                                   Ellen Company (private investment firm)                    Fund, Inc.; and
                                                                                                              Metropolitan Series
                                                                                                              Fund II

Michael S.             Trustee         Since       Jay W. Forrester Professor of Management          53       Metropolitan Series
Scott Morton (67)                      1987        (Emeritus), Sloan School of Management,                    Fund, Inc. and
                                                   Massachusetts Institute of Technology                      Metropolitan Series
                                                                                                              Fund II
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Richard S. Davis(+)    Trustee         Since       Chairman of the Board, President and Chief        19       None
(59)                                   2000        Executive Officer of State Street Research &
                                                   Management Company; formerly Senior Vice
                                                   President, Fixed Income Investments,
                                                   Metropolitan Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Officers

C. Kim Goodwin         Vice            Since       Managing Director and Chief Investment            18       Akamai Technologies,
(45)                   President       2002        Officer - Equities of State Street Research                Inc.
                                                   & Management Company; formerly Chief
                                                   Investment Officer - U.S. Growth Equities,
                                                   American Century

Paul Haagensen         Vice            Since       Senior Vice President of State Street             3        None
(58)                   President       2003        Research & Management Company; formerly
                                                   Portfolio Manager and senior analyst at
                                                   Putnam Investments

Eileen M. Leary        Vice            Since       Senior Vice President of State Street             3        None
(42)                   President       2002        Research & Management Company; formerly Vice
                                                   President, State Street Research &
                                                   Management Company

John S. Lombardo       Vice            Since       Managing Director, Chief Financial Officer        19       None
(49)                   President       2001        and Director of State Street Research &
                                                   Management Company; formerly Executive Vice
                                                   President, State Street Research &
                                                   Management Company; and Senior Vice
                                                   President, Product and Financial Management,
                                                   MetLife Auto & Home

Andrew Morey           Vice            Since       Senior Vice President of State Street             3        None
(35)                   President       2003        Research & Management Company; formerly Vice
                                                   President, State Street Research &
                                                   Management Company

Tucker Walsh           Vice            Since       Managing Director of State Street Research &      3        None
(35)                   President       1999        Management Company; formerly Vice President
                                                   and Analyst, State Street Research &
                                                   Management Company

Douglas A. Romich      Treasurer       Since       Senior Vice President and Treasurer of State      19       None
(47)                                   2001        Street Research & Management Company;
                                                   formerly Vice President and Assistant
                                                   Treasurer, State Street Research &
                                                   Management Company


The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(+) Mr. Davis is an "interested person" of the Trust under the Investment
    Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

[LOGO] STATE STREET RESEARCH                                      --------------
       One Financial Center                                          PRSRT STD
       Boston, MA 02111-2690                                       U.S. POSTAGE
                                                                       PAID
                                                                     PERMIT #6
                                                                    HUDSON, MA
                                                                  --------------

New accounts, mutual fund purchases,
exchanges and account information

Internet   www.ssrfunds.com

E-mail     info@ssrfunds.com

Phone 1-87-SSR-FUNDS (1-877-773-8637), toll-free, 7 days a week, 24 hours a day Hearing-impaired: 1-800-676-7876 Chinese- and Spanish-speaking:
           1-888-638-3193

Fax 1-617-737-9722 (request confirmation number first from the Service Center by calling 1-877-773-8637)

Mail       State Street Research Service Center
           P.O. Box 8408, Boston, MA 02266-8408

Did You Know?

State Street Research offers electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the Web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.

Investors should carefully consider the fund's investment objective, risks, charges and expenses before investing. The fund's prospectus contains more complete information on these and other matters. A prospectus for any State Street Research fund is available through your financial professional, by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637) or by visiting our website at www.ssrfunds.com. Please read the prospectus carefully before investing.

OverView

For more information on the products and services we offer, refer to OverView, our quarterly shareholder newsletter.

Webcasts

For a professional perspective on the markets, the economy and timely investment topics, tune in to a State Street Research webcast by visiting our website at www.ssrfunds.com.

Complete Fund Listing

For a list of our funds, visit our website at www.ssrfunds.com under Research Our Funds.

                                    [GRAPHIC]

                                for Excellence in
                           Shareholder Communications

                                    [GRAPHIC]

                            for Excellence in Service

This report must be accompanied or preceded by a current prospectus. When used as sales material after December 31, 2004, this report must be accompanied by a current Quarterly Performance Update.

"State Street Research Proxy Voting Policies and Procedures"--which describes how we vote proxies relating to portfolio securities--is available upon request, free of charge, by calling the State Street Research Service Center toll-free at 1-87-SSR-FUNDS (1-877-773-8637) or by accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The DALBAR awards recognize quality shareholder service and quality shareholder communications, and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

Member NASD, SIPC

(C)2004 State Street Research Investment Services, Inc.
One Financial Center
Boston, MA  02111-2690
www.ssrfunds.com
CONTROL NUMBER:(exp1105)SSR-LD                                      AR-2655-1104

                               FORM N-CSR(2 OF 3)

ITEM 2: CODE OF ETHICS

     (a) The Registrant has, as of the end of the period covered by this report, adopted a code of ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

     (b) Omitted

     (c) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

     (d) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

     (e) Not applicable.

     (f) Not applicable.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

       The Registrant's Board of Trustees has determined that Steve A. Garban, a member of the Registrant's Board of Trustees and Audit Committee, qualifies as an "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. Mr. Garban is "independent", as defined in the instructions to Form N-CSR.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES


(a) Audit Fee
    Fiscal year ended June 30, 2003         $73,800
    Fiscal year ended June 30, 2004         $81,000

(b) Audit-Related Fees - Represents fees for assurance and related services related to the audit of the registrant's financial statements.
    Fiscal year ended June 30, 2003         $0
    Fiscal year ended June 30, 2004         $0

(c) Tax Fees - Represents fees for professional services rendered by the principal accountant for tax compliance, tax provision review, and the tax return preparation.
    Fiscal year ended June 30, 2003         $13,400
    Fiscal year ended June 30, 2004         $14,000

(d) All other fees - Represents fees paid to Deloitte & Touche LLP to provide a special review of late trading, market timing and related issues concerning the Registrant.
    Fiscal year ended September 30, 2003         $0
    Fiscal year ended September 30, 2004         $42,000


The Registrant's independent accountants, Deloitte & Touche LLP, did not bill fees for audit-related, tax, or other non-audit services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e)(1) The Audit Committee has determined that all work performed for the Registrant by Deloitte & Touche LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures.

    (2) None.

(f) Not applicable.

(g) Non-Audit Fees - Represents fees for audit-related, tax and other non-audit services rendered by the principal accountant to the Registrant, the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

    Fiscal Year Ended September 30, 2003  $ 13,400
    Fiscal Year Ended September 30, 2004  $102,000

(h) The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant's principal accountant to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant and that were not pre-approved by the Audit Committee are compatible with maintaining the principal accountant's independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS
        Not applicable.

ITEM 6: SCHEDULE OF INVESTMENTS
        Not applicable.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES & PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
        Not applicable.

ITEM 8: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
        Not applicable.

ITEM 9: SUBMISSION OF MATTERS TO A VOTE OF SECURITIY HOLDERS

       The Governance Committee will consider nominees recommended by shareholders. Shareholders may submit recommendations to the attention of the Secretary of the Trust, State Street Research & Management Company, One Financial Center, 30th Floor, Boston MA 02111.

ITEM 10: CONTROLS AND PROCEDURES

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.


ITEM 11: EXHIBITS

       (a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

       (a)(2) Certification for each principal executive and principal financial officer of the Registrant required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended
              (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.302CERT

      (b) Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                     State Street Research Capital Trust

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date    December 7, 2004
                          ------------------------------------------------------

                               FORM N-CSR(3 OF 3)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date    December 7, 2004
                          ------------------------

                     By:     /s/ Douglas A. Romich
                          ------------------------------------------------------
                             Douglas A. Romich, Treasurer
                             Principal Financial Officer

                     Date    December 7, 2004
                          ------------------------